Exhibit 99.2

Supplemental **Disclosure**

Quarter ended December 31, 2024

BRIXMOR® Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2024

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA & Reconciliation of Debt Obligations, Net to Net Principal Debt	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and YouTube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended December 31, 2024

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Adjusted SOFR	Secured Overnight Financing Rate, plus 0.10%.

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) before non-controlling interests to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (calculated in accordance with GAAP) before non-controlling interests excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. Net Principal Debt to Adjusted EBITDA, current quarter annualized and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated as Net Principal Debt divided by quarterly annualized Adjusted EBITDA or trailing twelve month Adjusted EBITDA, respectively. EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Essential Tenants	Businesses deemed necessary for day-to-day living, such as grocery, pharmacy, and general merchandise (discount) businesses.

Generally Accepted Accounting Principles ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (calculated in accordance with GAAP) excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

Net Principal Debt
Debt obligations, net, calculated in accordance with GAAP, excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. A reconciliation of debt obligations, net to Net Principal Debt is provided on page 7.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Property Group, Inc. held by the non-controlling interest holders.

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:	Three Months Ended 12/31/24	Twelve Months Ended 12/31/24

	Total properties in Brixmor Property Group portfolio	363	363
	Acquired properties excluded from Same Property NOI	(7)	(8)
	Additional exclusions (1)	(6)	(8)
	Same Property NOI pool (2)	350	347

(1) Additional exclusions for the three months ended December 31, 2024 and 2023 include one property that was subject to partial dispositions in 2023 and five properties that were subject to partial dispositions in 2024. Additional exclusions for the twelve months ended December 31, 2024 and 2023 include three properties that were subject to partial dispositions in 2023 and five properties that were subject to partial dispositions in 2024.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2023 and one outparcel acquired in 2024 are excluded from the Same Property NOI pool for the three and twelve months ended December 31, 2024 and 2023.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months, are useful to investors in measuring its operating performance because they exclude items included in net income (calculated in accordance with GAAP) before non-controlling interests that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income (calculated in accordance with GAAP) that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	12/31/24	12/31/23	12/31/24	12/31/23
Total revenues (page 6)	$ 328,442	$ 316,485	$ 1,285,054	$ 1,245,036
Net income attributable to Brixmor Property Group, Inc. (page 6)	83,404	72,697	339,274	305,087
Net income attributable to Brixmor Property Group, Inc. per diluted share (page 6)	0.27	0.24	1.11	1.01
NOI (page 10)	231,007	223,233	924,969	887,742
EBITDA (page 7)	242,936	210,039	939,406	860,710
EBITDAre (page 7)	218,846	203,637	872,485	813,107
Adjusted EBITDA (page 7)	219,594	203,695	872,810	809,007
Cash Adjusted EBITDA (page 7)	209,156	193,962	833,449	776,325
Nareit FFO (page 8)	161,439	154,669	647,864	615,572
Nareit FFO per diluted share (page 8)	0.53	0.51	2.13	2.04
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)	(0.00)	0.01
Dividends declared per share (page 8)	0.2875	0.2725	1.1050	1.0525
Dividend payout ratio (as % of Nareit FFO) (page 8)	54.4%	53.0%	51.6%	51.4%

	Three Months Ended
Summary Operating and Financial Ratios	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23
NOI margin (page 10)	72.9%	74.4%	76.0%	74.7%	72.9%
Same property NOI performance (page 11) (1)	4.7%	4.1%	5.5%	5.9%	3.1%
Fixed charge coverage, current quarter annualized (page 13)	4.0x	3.9x	4.1x	4.2x	4.3x
Fixed charge coverage, trailing twelve months (page 13)	4.0x	4.1x	4.2x	4.3x	4.2x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (page 7) (2)	5.7x	5.7x	5.6x	5.6x	6.0x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (page 7) (2)	5.7x	5.7x	5.8x	5.9x	6.1x

Outstanding Classes of Stock	As of 12/31/24	As of 9/30/24	As of 6/30/24	As of 3/31/24	As of 12/31/23
Common shares outstanding (page 13)	305,492	302,063	301,345	301,299	300,596

	Three Months Ended
Summary Acquisitions and Dispositions	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23
Aggregate purchase price of acquisitions (page 17)	$ 211,835	$ 63,925	$ 17,250	$ —	$ 400
Aggregate sale price of dispositions (page 18)	69,300	73,760	345	68,960	21,576
NOI adjustment for acquisitions and dispositions, net (3)	1,060

Summary Portfolio Statistics (4)	As of 12/31/24	As of 9/30/24	As of 6/30/24	As of 3/31/24	As of 12/31/23
Number of properties (page 26)	363	360	360	359	362
Percent billed (page 26)	91.4%	91.9%	91.4%	90.6%	90.6%
Percent leased (page 26)	95.2%	95.6%	95.4%	95.1%	94.7%
ABR PSF (page 26)	$ 17.66	$ 17.44	$ 17.26	$ 17.12	$ 16.88
New lease rent spread (page 29)	34.4%	31.8%	50.2%	39.7%	37.4%
New & renewal lease rent spread (page 29)	21.0%	21.8%	27.7%	19.5%	19.6%
Total - new, renewal & option lease rent spread (page 29)	16.1%	15.9%	19.7%	14.1%	15.6%
Total - new, renewal & option GLA (page 29)	2,531,648	2,073,869	2,343,546	2,626,599	2,679,220

2025 Guidance	Current
Nareit FFO per diluted share	$2.19 - $2.24
Same property NOI performance	3.50% - 4.50%

(1) Reflects same property NOI as reported for the specified period.
(2) Net Principal Debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2024

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	12/31/24	12/31/23
Assets
Real estate
Land	$1,834,814	$1,794,011
Buildings and tenant improvements	8,895,571	8,570,874
Construction in progress	152,260	126,007
Lease intangibles	526,412	504,995
	11,409,057	10,995,887
Accumulated depreciation and amortization	(3,410,179)	(3,198,980)
Real estate, net	7,998,878	7,796,907
Cash and cash equivalents	377,616	866
Restricted cash	1,076	18,038
Marketable securities	20,301	19,914
Receivables, net, including straight-line rent receivables of $208,785 and $180,810, respectively	281,947	278,775
Deferred charges and prepaid expenses, net	167,080	164,061
Real estate assets held for sale	4,189	—
Other assets	57,827	54,155
Total assets	$8,908,914	$8,332,716

Liabilities
Debt obligations, net	$5,339,751	$4,933,525
Accounts payable, accrued expenses and other liabilities	585,241	548,890
Total liabilities	5,924,992	5,482,415

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
314,619,008 and 309,723,386 shares issued and 305,492,016 and 300,596,394
shares outstanding	3,055	3,006
Additional paid-in capital	3,431,043	3,310,590
Accumulated other comprehensive income (loss)	8,218	(2,700)
Distributions in excess of net income	(458,638)	(460,595)
Total stockholders' equity	2,983,678	2,850,301
Non-controlling interests	244	—
Total equity	2,983,922	2,850,301
Total liabilities and equity	$8,908,914	$8,332,716

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/24	12/31/23	12/31/24	12/31/23
Revenues
Rental income	$328,356	$316,404	$1,283,421	$1,243,844
Other revenues	86	81	1,633	1,192
Total revenues	328,442	316,485	1,285,054	1,245,036

Operating expenses
Operating costs	42,307	39,815	152,825	146,473
Real estate taxes	43,632	42,961	164,291	173,517
Depreciation and amortization	103,331	89,470	381,396	362,277
Impairment of real estate assets	—	—	11,143	17,836
General and administrative	27,933	30,260	116,363	117,128
Total operating expenses	217,203	202,506	826,018	817,231

Other income (expense)
Dividends and interest	4,978	321	20,776	666
Interest expense	(55,441)	(47,204)	(215,994)	(190,733)
Gain on sale of real estate assets	24,090	6,402	78,064	65,439
Gain on extinguishment of debt, net	—	—	554	4,356
Other	(1,460)	(801)	(3,160)	(2,446)
Total other expense	(27,833)	(41,282)	(119,760)	(122,718)

Net income	83,406	72,697	339,276	305,087
Net income attributable to non-controlling interests	(2)	—	(2)	—
Net income attributable to Brixmor Property Group, Inc.	$83,404	$72,697	$339,274	$305,087

Net income attributable to Brixmor Property Group, Inc. per common share:
Basic	$0.27	$0.24	$1.12	$1.01
Diluted	$0.27	$0.24	$1.11	$1.01
Weighted average shares:
Basic	305,042	301,022	303,130	300,977
Diluted	306,052	302,430	304,038	302,376

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 6

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/24	12/31/23	12/31/24	12/31/23

Net income	$83,406	$72,697	$339,276	$305,087
Interest expense	55,441	47,204	215,994	190,733
Federal and state taxes	758	668	2,740	2,613
Depreciation and amortization	103,331	89,470	381,396	362,277
EBITDA	242,936	210,039	939,406	860,710
Gain on sale of real estate assets	(24,090)	(6,402)	(78,064)	(65,439)
Impairment of real estate assets	—	—	11,143	17,836
EBITDAre	$218,846	$203,637	$872,485	$813,107

EBITDAre	$218,846	$203,637	$872,485	$813,107
Transaction expenses, net	748	58	879	256
Gain on extinguishment of debt, net	—	—	(554)	(4,356)
Total adjustments	748	58	325	(4,100)
Adjusted EBITDA	$219,594	$203,695	$872,810	$809,007

Adjusted EBITDA	$219,594	$203,695	$872,810	$809,007
Straight-line rental income, net	(7,198)	(6,988)	(30,867)	(23,498)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,327)	(2,739)	(8,562)	(9,153)
Straight-line ground rent expense, net (1)	87	(6)	68	(31)
Total adjustments	(10,438)	(9,733)	(39,361)	(32,682)
Cash Adjusted EBITDA	$209,156	$193,962	$833,449	$776,325

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	12/31/24
Debt obligations, net	$5,339,751
Less: Net unamortized premium	(14,279)
Add: Deferred financing fees	25,293
Less: Cash, cash equivalents and restricted cash	(378,692)
Net Principal Debt	$4,972,073

Adjusted EBITDA, current quarter annualized	$878,376
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.7x

Adjusted EBITDA, trailing twelve months	$872,810
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.7x

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/24	12/31/23	12/31/24	12/31/23

Net income attributable to Brixmor Property Group, Inc.	$83,404	$72,697	$339,274	$305,087
Depreciation and amortization related to real estate	102,125	88,374	375,511	358,088
Gain on sale of real estate assets	(24,090)	(6,402)	(78,064)	(65,439)
Impairment of real estate assets	—	—	11,143	17,836
Nareit FFO	$161,439	$154,669	$647,864	$615,572

Nareit FFO per diluted share	$0.53	$0.51	$2.13	$2.04
Weighted average diluted shares outstanding	306,052	302,430	304,038	302,376

Items that impact FFO comparability
Transaction expenses, net	$(748)	$(58)	$(879)	$(256)
Gain on extinguishment of debt, net	—	—	554	4,356
Total items that impact FFO comparability	$(748)	$(58)	$(325)	$4,100
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)	$(0.00)	$0.01

Additional Disclosures
Straight-line rental income, net	$7,198	$6,988	$30,867	$23,498
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	3,327	2,739	8,562	9,153
Straight-line ground rent expense, net (1)	(87)	6	(68)	31

Dividends declared per share	$0.2875	$0.2725	$1.1050	$1.0525
Dividends declared	$87,829	$81,913	$334,362	$316,364
Dividend payout ratio (as % of Nareit FFO)	54.4%	53.0%	51.6%	51.4%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	12/31/24	12/31/23

Deferred charges and prepaid expenses, net
Deferred charges, net	$143,611	$141,816
Prepaid expenses, net	23,469	22,245
Total deferred charges and prepaid expenses, net	$167,080	$164,061

Other assets
Right-of-use asset	$38,784	$32,350
Furniture, fixtures and leasehold improvements, net	13,827	14,120
Interest rate swaps	1,974	4,364
Other	3,242	3,321
Total other assets	$57,827	$54,155

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$280,819	$289,215
Below market leases, net	120,261	82,583
Dividends payable	91,805	85,692
Lease liability	41,467	36,105
Interest rate swaps	598	6,877
Other	50,291	48,418
Total accounts payable, accrued expenses and other liabilities	$585,241	$548,890

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/24	12/31/23	12/31/24	12/31/23
Net Operating Income Detail
Base rent	$235,257	$223,573	$925,254	$891,953
Expense reimbursements	77,553	75,679	291,947	287,083
Revenues deemed uncollectible	(3,941)	(1,824)	(9,579)	(5,415)
Ancillary and other rental income / Other revenues	6,119	6,560	24,670	24,821
Percentage rents	1,871	2,027	9,725	9,321
Operating costs	(42,220)	(39,821)	(152,757)	(146,504)
Real estate taxes	(43,632)	(42,961)	(164,291)	(173,517)
Net operating income	$231,007	$223,233	$924,969	$887,742

Operating Ratios
NOI margin (NOI / revenues)	72.9%	72.9%	74.5%	73.5%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	90.3%	91.4%	92.1%	89.7%

Reconciliation of Net Income attributable to Brixmor Property Group, Inc. to Net Operating Income
Net income attributable to Brixmor Property Group, Inc.	$83,404	$72,697	$339,274	$305,087
Lease termination fees	(1,058)	(743)	(3,608)	(4,622)
Straight-line rental income, net	(7,198)	(6,988)	(30,867)	(23,498)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,327)	(2,739)	(8,562)	(9,153)
Straight-line ground rent expense, net (1)	87	(6)	68	(31)
Depreciation and amortization	103,331	89,470	381,396	362,277
Impairment of real estate assets	—	—	11,143	17,836
General and administrative	27,933	30,260	116,363	117,128
Total other expense	27,833	41,282	119,760	122,718
Net income attributable to non-controlling interests	2	—	2	—
Net operating income	$231,007	$223,233	$924,969	$887,742

Supplemental Statement of Operations Detail
Rental income
Base rent	$235,257	$223,573	$925,254	$891,953
Expense reimbursements	77,553	75,679	291,947	287,083
Revenues deemed uncollectible	(3,941)	(1,824)	(9,579)	(5,415)
Lease termination fees	1,058	743	3,608	4,622
Straight-line rental income, net	7,198	6,988	30,867	23,498
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	3,327	2,739	8,562	9,153
Ancillary and other rental income	6,033	6,479	23,037	23,629
Percentage rents	1,871	2,027	9,725	9,321
Total rental income	$328,356	$316,404	$1,283,421	$1,243,844

Other revenues	$86	$81	$1,633	$1,192

Interest expense
Note interest	$48,508	$40,832	$190,682	$165,656
Unsecured credit facility and term loan interest	6,957	6,581	25,002	25,308
Capitalized interest	(1,094)	(1,160)	(3,981)	(4,147)
Deferred financing cost amortization	1,771	1,697	7,140	6,860
Debt premium and discount accretion, net	(701)	(746)	(2,849)	(2,944)
Total interest expense	$55,441	$47,204	$215,994	$190,733

Other
Federal and state taxes	$758	$668	$2,740	$2,613
Other	702	133	420	(167)
Total other	$1,460	$801	$3,160	$2,446

Additional Disclosures
Capitalized construction compensation costs	$4,516	$4,817	$18,925	$18,455
Capitalized real estate taxes, insurance, and utilities	604	991	3,018	3,884
Capitalized leasing legal costs (2)	680	1,264	3,184	4,550
Capitalized leasing commission costs	1,538	2,044	7,581	7,899
Equity compensation expense, net	4,082	6,218	17,937	20,777

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 10

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/24	12/31/23	Change	12/31/24	12/31/23	Change
Same Property NOI Analysis
Number of properties	350	350	—	347	347	—
Percent billed	91.5%	90.6%	0.9%	91.4%	90.6%	0.8%
Percent leased	95.4%	94.9%	0.5%	95.4%	94.8%	0.6%

Revenues
Base rent	$228,899	$216,054		$895,408	$855,489
Expense reimbursements	75,200	73,508		282,572	275,436
Revenues deemed uncollectible	(3,502)	(1,797)		(9,181)	(5,486)
Ancillary and other rental income / Other revenues	5,871	6,170		23,617	23,203
Percentage rents	1,870	2,008		9,573	9,023
	308,338	295,943	4.2%	1,201,989	1,157,665	3.8%
Operating expenses
Operating costs	(40,570)	(39,007)		(146,724)	(138,411)
Real estate taxes	(42,213)	(41,442)		(158,907)	(165,524)
	(82,783)	(80,449)	2.9%	(305,631)	(303,935)	0.6%
Same property NOI	$225,555	$215,494	4.7%	$896,358	$853,730	5.0%

NOI margin	73.2%	72.8%		74.6%	73.7%
Expense recovery ratio	90.8%	91.4%		92.5%	90.6%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$12,845	6.0%		$39,919	4.7%
Revenues deemed uncollectible	(1,705)	(0.8)%		(3,695)	(0.4)%
Net expense reimbursements	(642)	(0.3)%		5,440	0.6%
Ancillary and other rental income / Other revenues	(299)	(0.1)%		414	0.0%
Percentage rents	(138)	(0.1)%		550	0.1%
		4.7%			5.0%

Reconciliation of Net Income attributable to Brixmor Property Group, Inc. to Same Property NOI
Net income attributable to Brixmor Property Group, Inc.	$83,404	$72,697		$339,274	$305,087
Adjustments:
Non-same property NOI	(5,452)	(7,739)		(28,611)	(34,012)
Lease termination fees	(1,058)	(743)		(3,608)	(4,622)
Straight-line rental income, net	(7,198)	(6,988)		(30,867)	(23,498)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,327)	(2,739)		(8,562)	(9,153)
Straight-line ground rent expense, net	87	(6)		68	(31)
Depreciation and amortization	103,331	89,470		381,396	362,277
Impairment of real estate assets	—	—		11,143	17,836
General and administrative	27,933	30,260		116,363	117,128
Total other expense	27,833	41,282		119,760	122,718
Net income attributable to non-controlling interests	2	—		2	—
Same property NOI	$225,555	$215,494		$896,358	$853,730

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 11

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/24	12/31/23	12/31/24	12/31/23
Leasing related:
Tenant improvements and tenant inducements	$21,066	$23,106	$90,899	$86,385
External leasing commissions	4,449	5,310	13,746	15,579
	25,515	28,416	104,645	101,964

Maintenance capital expenditures	17,886	17,538	49,316	58,792
Total leasing related and maintenance capital expenditures	$43,401	$45,954	$153,961	$160,756

Value-enhancing:
Anchor space repositionings	$12,120	$13,348	$41,427	$44,726
Outparcel developments	823	1,841	7,242	7,294
Redevelopments	33,184	21,879	128,068	112,376
Other (1)	2,616	7,166	19,294	23,943
Total value-enhancing capital expenditures	$48,743	$44,234	$196,031	$188,339

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			12/31/24	12/31/23
Equity Capitalization:
Common shares outstanding			305,492	300,596
Common share price			$27.84	$23.27
Total equity capitalization			$8,504,897	$6,994,869

Debt:
Revolving credit facility			$—	$18,500
Term loan facility			500,000	500,000
Unsecured notes			4,850,765	4,418,805
Total principal debt			5,350,765	4,937,305
Add: Net unamortized premium			14,279	20,974
Less: Deferred financing fees			(25,293)	(24,754)
Debt obligations, net			5,339,751	4,933,525
Less: Cash, cash equivalents and restricted cash			(378,692)	(18,904)
Net debt			$4,961,059	$4,914,621

Total market capitalization			$13,465,956	$11,909,490

Liquidity:
Cash, cash equivalents and restricted cash			$378,692	$18,904
Available under Revolving Credit Facility (1)			1,248,597	1,230,074
			$1,627,289	$1,248,978

Ratios:
Principal debt to total market capitalization			39.7%	41.5%
Principal debt to total assets, before depreciation			43.4%	42.8%
Unencumbered assets to unsecured debt			2.3x	2.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (2)			5.7x	6.0x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (2)			5.7x	6.1x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.0x	4.3x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.0x	4.2x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.0x	4.3x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.0x	4.2x

			As of	As of
			12/31/24	12/31/23
Percentage of total debt: (3)
Fixed			100.0%	99.6%
Variable			—%	0.4%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.3	4.1
Variable			—	2.5
Total			4.3	4.1

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa2	Stable
S&P Global Ratings	BBB	Stable

(1) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(2) Net Principal Debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of February 10, 2025.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2025	$632,312	3.85%
2026	607,542	4.17%
2027	900,000	4.46%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
2032	—	—%
2033	—	—%
2034	400,000	5.50%
2035+	400,000	5.75%
Total Debt Obligations	$5,350,765	4.10%

Net unamortized premium	14,279
Deferred financing costs	(25,293)
Debt Obligations, Net	$5,339,751

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (Adjusted SOFR + 93 basis points) (2)(3)(4)	$500,000	4.91%	7/26/27	9.34%

Unsecured Notes
3.85% 2025 Brixmor OP Notes	632,312	3.85%	2/1/25	11.82%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.21%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.11%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.48%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.54%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.02%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	14.95%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.35%
5.50%, 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.48%
5.75%, 2035 Brixmor OP Notes	400,000	5.75%	2/15/35	7.48%
Total Fixed Rate Unsecured Notes	4,850,765	4.01%		90.66%

Total Fixed Rate Debt	$5,350,765	4.10%		100.00%

Variable Rate Debt:
Revolving Credit Facility (Adjusted SOFR + 83 basis points) (4)	$—	5.42%	6/30/26	—%

Total Variable Rate Debt	$—	5.42%		—%

Total Debt Obligations	$5,350,765	4.10%		100.00%

Net unamortized premium	14,279
Deferred financing costs	(25,293)
Debt Obligations, Net	$5,339,751

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 93 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 93 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.
(4) Effective July 8, 2024, the Term Loan Facility and Revolving Credit Facility qualify for a 2 basis point rate reduction due to the achievement of certain sustainability metric targets for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	12/31/24

I. Aggregate debt test	< 65%	44.5%
Total Debt		5,339,751
Total Assets		11,998,362

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		11,998,362

III. Unencumbered asset ratio	> 150%	224.7%
Total Unencumbered Assets		11,998,362
Unsecured Debt		5,339,751

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.9x	3.9x
Consolidated EBITDA		872,810	871,868
Annual Debt Service Charge		221,644	221,277

(1) The Company had no secured debt as of December 31, 2024.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, 2.500% 2031 Notes, 5.500% 2034 Notes, and 5.750% 2035 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on May 23, 2024 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	12/31/24

I. Leverage ratio	< 60%	33.9%
Total Outstanding Indebtedness		5,350,765
Balance Sheet Cash (1)		383,255
Total Asset Value		14,646,982

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		383,255
Total Asset Value		14,646,982

III. Unsecured leverage ratio	< 60%	33.9%
Total Unsecured Indebtedness		5,350,765
Unrestricted Cash (3)		382,179
Unencumbered Asset Value		14,646,982

IV. Fixed charge coverage ratio	> 1.5x	4.2x
Total Net Operating Income		951,492
Capital Expenditure Reserve		9,602
Fixed Charges		221,822

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of December 31, 2024.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 28, 2022 filed as Exhibit 10.1 to Form 10-Q, filed with the Securities and Exchange Commission on May 2, 2022.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2024

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

There were no acquisitions completed during the three months ended March 31, 2024.

Three Months Ended June 30, 2024
West Center	New York-Newark-Jersey City, NY-NJ	4/24/24	$17,250	42,594	98.9%	$29.53	Wild by Nature Market (King Kullen)
			$17,250	42,594

Three Months Ended September 30, 2024
The Fresh Market Shoppes	Hilton Head Island-Bluffton-Port Royal, SC	7/15/24	$23,625	86,398	98.1%	$18.74	The Fresh Market
Land at Kings Market (4)	Atlanta-Sandy Springs-Roswell, GA	7/17/24	2,300	1.0 acres	—%	—	-
Acton Plaza	Boston-Cambridge-Newton, MA-NH	8/15/24	38,000	137,572	95.3%	19.27	Roche Bros, T.J.Maxx/HomeGoods
			$63,925	223,970 / 1.0 acres

Three Months Ended December 31, 2024
Huron Village	Ann Arbor, MI	11/04/24	$29,250	118,482	97.2%	$26.68	Whole Foods Market (Amazon), Barnes & Noble, Walgreens
Land at Arborland Center	Ann Arbor, MI	11/07/24	10	0.1 acres	—%	—	-
Britton Plaza	Tampa-St. Petersburg-Clearwater, FL	11/21/24	60,500	465,639	83.0%	11.10	Publix, Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket
The Plaza at Buckland Hills	Hartford-West Hartford-East Hartford, CT	12/04/24	67,500	308,132	100.0%	19.88	Trader Joe's, Burlington Stores, Dollar Tree, JOANN, K&G Fashion, Marshalls, Michaels, Party City, PetSmart, Total Wine & More, Ulta
North Ridge Shopping Center	Raleigh-Cary, NC	12/04/24	54,575	171,372	96.7%	18.32	Harris Teeter (Kroger), Ace Hardware, O2 Fitness
			$211,835	1,063,625/ 0.1 Acres

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2024		$293,010	1,330,189/ 1.1 Acres

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Acquired in connection with future redevelopment project.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2024
18 Ryan	Detroit-Warren-Dearborn, MI	1/31/24	$12,400	101,564	100.0%	$10.01	Dream Market, Dollar Tree, Planet Fitness
Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	3/11/24	46,000	342,385	76.8%	12.83	Citi Trends, Ross Dress for Less
North Dixie Plaza	Elizabethtown, KY	3/28/24	10,560	130,466	100.0%	8.62	At Home, Staples
			$68,960	574,415

Three Months Ended June 30, 2024
Land at Western Village (4)	Cincinnati, OH-KY-IN	4/23/24	$95	—	—%	$—	-
Victory Square - Bridgestone (4)	Savannah, GA	6/20/24	250	6,702	100.0%	N/A	-
			$345	6,702

Three Months Ended September 30, 2024
Arbor Faire - multi-tenant outparcel (4)	Fresno, CA	8/12/24	$5,000	15,000	100.0%	$25.00	-
Festival Centre	Charleston-North Charleston, SC	8/28/24	21,750	325,347	72.7%	10.76	American Freight, NewSpring Church, Planet Fitness
Presidential Plaza West	Miami-Fort Lauderdale-West Palm Beach, FL	8/30/24	11,900	88,441	98.2%	13.14	Sedano's, Family Dollar
Land at Springdale (4)	Mobile, AL	9/10/24	680	1.8 acres	—%	—	-
Commons of Chicago Ridge - The Home Depot (4)	Chicago-Naperville-Elgin, IL-IN	9/30/24	29,680	113,918	100.0%	17.50	The Home Depot
Springdale - Piccadilly (4)	Mobile, AL	9/30/24	4,750	11,700	100.0%	36.41	Piccadilly
			$73,760	554,406 / 1.8 acres

Three Months Ended December 31, 2024
Roxboro Square – Person County Health & Human Services (4)	Durham-Chapel Hill, NC	10/8/24	$8,000	67,326	100.0%	$18.30	Person County Health & Human Services
Market Centre	Elkhart-Goshen, IN	11/22/24	29,000	214,067	98.0%	13.33	Burlington Stores, Dollar Tree, JOANN, Ross Dress for Less, Staples
Harpers Station - excluding outparcels (4)	Cincinnati, OH-KY-IN	12/5/24	32,300	229,321	78.2%	14.37	Fresh Thyme Farmers Market (Meijer), HomeGoods, Painted Tree Marketplace, T.J.Maxx
			$69,300	510,714

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2024		$212,365	1,646,237/ 1.8 Acres

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 18

f

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2024
1	Sun Ray Shopping Center - Project II	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise former TJ Maxx and adjacent small shop space with a 19K SF Burlington Stores and additional retailers
2	Roanoke Plaza	New York-Newark-Jersey City, NY-NJ	Remerchandise former TJ Maxx with a 15K SF Boot Barn and a junior anchor
3	Western Hills Plaza	Cincinnati, OH-KY-IN	Remerchandise former Staples with a 7K SF Rally House and a junior anchor
In Process Projects
4	Springdale	Mobile, AL	Remerchandise former Michaels with a 10K SF Five Below and additional retailers
5	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Party City with an 11K SF Five Below and a 4K SF Wells Fargo
6	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
7	Arapahoe Crossings	Denver-Aurora-Centennial, CO	Remerchandise former Stein Mart with a 17K SF Ace Hardware and a 13K SF Activate
8	Culpeper Town Square	Washington-Arlington-Alexandria, DC-VA-MD-WV	Remerchandise former bowling alley with a 25K SF Grocery Outlet
9	Coastal Way - Coastal Landing - Project II	Tampa-St. Petersburg-Clearwater, FL	Demolish former Sears to accommodate construction of a 104K SF BJ's Wholesale Club
10	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN	Remerchandise former Best Buy with a 55K SF Tony's Fresh Market (Heritage Grocers)
11	Pine Tree Shopping Center	Portland-South Portland, ME	Remerchandise former Big Lots with a 25K SF ALDI
12	Arborland Center	Ann Arbor, MI	Remerchandise former Bed Bath & Beyond with a 22K SF Marshalls, a 20K SF HomeGoods and additional retailers
13	Capitol Shopping Center	Concord, NH	Rightsize existing Burlington Stores to 23K SF to accommodate the addition of a 13K SF Boot Barn, a 10K SF Five Below, and a 9K SF Ulta
14	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Bed Bath & Beyond with a 29K SF Planet Fitness and additional retailers
15	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Rightsize existing Pep Boys to 8K SF to accommodate the addition of a 14K SF Boot Barn
16	Kingston Overlook	Knoxville, TN	Remerchandise former Badcock Furniture with a 24K SF Sprouts Farmers Market
17	Ridglea Plaza	Dallas-Fort Worth-Arlington, TX	Combine adjacent spaces for a 53K SF EōS Fitness
18	Northshore - Project II	Houston-Pasadena-The Woodlands, TX	Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	18	$86,650	$31,150	7% - 14%
STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended December 31, 2024
1	Redford Plaza	Detroit-Warren-Dearborn, MI	Relocate and rightsize existing Burlington Stores to 30K SF and remerchandise the vacated space with a 23K SF Ross Dress for Less and a 15K SF Aaron's
2	Sun Ray Shopping Center - Project I	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise former Valu Thrift Store with a 22K SF Ross Dress for Less and a 12K SF Five Below
3	Parkway Plaza	Binghamton, NY	Remerchandise former PriceRite with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
Projects Stabilized During the Nine Months Ended September 30, 2024
4	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Big Lots with a 26K SF Sprouts Farmers Market
5	Center of Bonita Springs	Cape Coral-Fort Myers, FL	Remerchandise former Old Time Pottery with a 42K SF Kohl's and a 29K SF Burlington Stores
6	Granada Shoppes	Naples-Marco Island, FL	Remerchandise former Orchard Supply Hardware with a 29K SF HomeSense and a 9K SF Five Below
7	Coastal Way - Coastal Landing - Project I	Tampa-St. Petersburg-Clearwater, FL	Terminate existing Bed Bath & Beyond and remerchandise with a 28K SF Sprouts Farmers Market
8	Speedway Super Center	Indianapolis-Carmel-Greenwood, IN	Combine adjacent small shop spaces for an 11K SF pOpshelf
9	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Combine several small shop spaces for a 15K SF Barnes & Noble
10	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Combine several small shop spaces for a 19K SF Planet Fitness
11	Northshore - Project I	Houston-Pasadena-The Woodlands, TX	Combine adjacent small shop spaces for a 12K SF specialty medical use
12	Windvale Center	Houston-Pasadena-The Woodlands, TX	Remerchandise former Randall's and adjacent spaces with a 64K SF Tesla showroom and service center

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	12	$42,000	12%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 19

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2024
1	Collegeville Shopping Center - Project II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 1K SF Seven Brew with drive-thru	Sep-25	$100	$100	80%

	In Process Projects
2	Panama City Square	Panama City-Panama City Beach, FL	Construction of a 6K SF LongHorn Steakhouse	Mar-25	1,800	1,550	8%
3	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Construction of an 11K SF Cooper’s Hawk Winery & Restaurant	Mar-25	4,900	1,550	10%
4	Collegeville Shopping Center - Project I	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of former outparcel and construction of a 2K SF Chase Bank	Sep-25	100	100	81%
5	Pacoima Center	Los Angeles-Long Beach-Anaheim, CA	Construction of a 3K SF Starbucks with a drive-thru	Mar-26	500	450	54%

	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$7,400	$3,750	14%

				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During the Three Months Ended December 31, 2024
1	Hunter's Creek Plaza (3)	Orlando-Kissimmee-Sanford, FL	Construction of a 2K SF Andy’s Frozen Custard	Dec-24		$250	32%
2	Bedford Grove	Manchester-Nashua, NH	Construction of a 7K SF Evviva Trattoria endcap	Dec-24		800	14%
3	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Dec-24		4,950	10%
4	McMullen Creek Market	Charlotte-Concord-Gastonia, NC-SC	Construction of a 4K SF Aspen Dental	Dec-24		1,800	10%

	Projects Stabilized During The Nine Months Ended September 30, 2024
5	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Construction of a 2K SF Chipotle	Sep-24		1,700	10%
6	Brunswick Town Center	Cleveland, OH	Construction of an 8K SF multi-tenant outparcel, including a 4K SF First Watch and a 4K SF Mission BBQ	Sep-24		3,550	9%
7	Springdale	Mobile, AL	Construction of a 1K SF Seven Brew	Jun-24		100	78%
8	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Construction of a 1K SF Dutch Bros. Coffee	Jun-24		600	7%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$13,750	11%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(3) Project commenced and stabilized during the three months ended December 31, 2024.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 20

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

							Net	Gross	Expected
					Property	Stabilization	Estimated	Costs	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	In Process Projects
1	WaterTower Plaza		Worcester, MA	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements	27	Jun-25	$11,200	$10,800	10%
2	Puente Hills Town Center		Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements	11	Sep-25	4,900	4,300	8%
3	The Davis Collection		Sacramento-Roseville-Folsom, CA	Extensive redevelopment, reconfiguration, and rebranding of center including demolition of 92K SF to accommodate construction of a 25K SF Nordstrom Rack, a 17K SF PetSmart, a 10K SF Ulta, and approximately 20K SF of additional retail surrounding an outdoor community courtyard; construction of two multi-tenant outparcel buildings including a 4K SF Urban Plates, a 3K SF The Melt, a 2K SF Mendocino Farms, and additional retailers; and shopping center upgrades including construction of pedestrian plazas and walkways, new landscaping and signage, and parking enhancements	8	Sep-25	45,950	26,400	8%
4	College Plaza		New York-Newark-Jersey City, NY-NJ	Redevelopment of former Bob's Stores and adjacent retail space with a 21K SF Burlington Stores; remerchandise former Blink Fitness with a 10K SF Five Below and additional retailers; construction of outparcels including a 5K SF Chick-fil-A and a 4K SF Aspen Dental; and shopping center upgrades including façade and sidewalk renovations	25	Sep-25	12,900	9,850	10%
5	Jones Plaza		Houston-Pasadena-The Woodlands, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Supermarket; and shopping center upgrades including façade renovations	9	Sep-25	2,150	1,850	15%
6	Burlington Square I, II & III		Boston-Cambridge-Newton, MA-NH	Redevelopment and reconfiguration of center to accommodate new retailers including a 5K SF Tatte Bakery & Cafe, a 4K SF Life Alive Organic Cafe, and a 2K SF YogaSix; and shopping center upgrades including façade and sidewalk renovations, new landscaping and stormwater improvements, and common area enhancements	7	Dec-25	8,450	1,400	12%
7	Barn Plaza		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former anchor space with a 44K SF Whole Foods Market (Amazon) and an 11K SF Barnes & Noble; demolition of 5K SF to accommodate construction of an 8K SF multi-tenant outparcel including a 4K SF First Watch, a 2K SF Chipotle, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	42	Dec-25	14,400	9,600	8%
8	Pointe Orlando - Phase II		Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a 10K SF Activate and a 10K SF Dick's Last Resort; rebranding and reconfiguration of first level to match Phase I improvements including an entry roadway and valet; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas and improved pedestrian plazas	17	Mar-26	38,400	13,200	12%
9	Hillcrest Market Place		Spartanburg, SC	Redevelopment and reconfiguration of adjacent small shop space to accommodate addition of a 6K SF J.Crew, a 5K SF Hallmark, and additional retailers surrounding a newly constructed outdoor community courtyard; and shopping center upgrades including façade, landscaping, and common area enhancements	38	Mar-26	5,000	650	10%
10	Preston Park Village		Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a 3K SF outparcel; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Mar-26	35,050	24,850	8%
11	Tinley Park Plaza (2)		Chicago-Naperville-Elgin, IL-IN	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; construction of a 5K SF Fifth Third Bank outparcel; and shopping center upgrades including façade and roof renovations	22	Jun-26	11,550	10,250	13%
12	Wynnewood Village - Phase IV (3)		Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; reconfiguration to accommodate new retailers including a 20K SF junior anchor; construction of two multi-tenant outparcel buildings; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Jun-26	52,400	15,500	9%
13	Westridge Court / Block 59	1	Chicago-Naperville-Elgin, IL-IN	Redevelopment, reconfiguration, and rebranding of center, including the demolition of an underutilized two-story building, to accommodate the addition of a vibrant restaurant and entertainment district with an event plaza through the construction of multiple outparcels including a 9K SF The Cheesecake Factory, an 8K SF Yard House, an 8K SF Ruth's Chris Steak House, a 3K SF Shake Shack, and a 2K SF Stan's Donuts; construction of additional multi-tenant outparcels including a 7K SF Piccolo Buco and a 4K SF First Watch and a 3K SF Velvet Taco, a 2K SF Crisp & Green, and a 2K SF Fresh Fin; and shopping center upgrades including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Sep-26	53,200	18,250	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$295,550	$146,900	9%

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 21

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

					Property	Stabilization	Net Project	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter	Costs (1,4)	Yield (1,4)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended December 31, 2024
1	Vail Ranch Center		Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken, and additional retailers; remerchandise additional small shop space with relevant retailers; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Dec-24	$10,750	9%
2	Pointe Orlando - Phase I		Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including a 29K SF Sports & Social, an 11K SF Hampton Social, a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-24	39,150	8%
3	East Port Plaza		Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Dec-24	7,950	12%
4	Middletown Plaza		New York-Newark-Jersey City, NY-NJ	Redevelopment of former Walgreens, Party Fair, and additional junior anchor space with a 14K SF Trader Joe's and additional retailers; and shopping center upgrades including façade and sidewalk renovations, and new landscaping and signage	21	Dec-24	7,700	10%
5	Roosevelt Mall		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and reconfiguration of center to accommodate addition of a 24K SF Sprouts Farmers Market and a 10K SF JD Sports; construction of several outparcels including a 3K SF Raising Cane's and a 2K SF Panda Express; and shopping center upgrades including façade and sidewalk renovations, new landscaping and signage, and common area enhancements	36	Dec-24	37,400	7%

	Projects Stabilized During The Nine Months Ended September 30, 2024
6	Westminster City Center		Denver-Aurora-Centennial, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies "R" Us location; backfill of former Golf Galaxy with a 16K SF Petco; redevelopment of former Gordmans with a 27K SF Sierra Trading Post and a 14K SF Trader Joe's; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Sep-24	15,650	8%
7	Plymouth Square Shopping Center (5)	1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandise of 94K SF in-line and lower-level retail space, including a 19K SF Planet Fitness, an 8K SF P.J. Whelihan's Pub + Restaurant, a 7K SF My Salon Suites, a 7K SF Rally House, and additional retailers; and shopping center upgrades including façade and parking renovations, new landscaping and signage, and improved pedestrian and vehicular access	17	Jun-24	22,300	7%
8	Dalewood I, II & III Shopping Center		New York-Newark-Jersey City, NY-NJ	Remerchandise former Mrs. Green's Natural Market, former Pet Valu, and former Rite Aid with a 12K SF Barnes & Noble, a 10K SF Ulta, a 6K SF J.Crew, and a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	6	Mar-24	8,050	14%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$148,950	8%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $2.7M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(5) Net project costs exclude $0.3M of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Britton Plaza (1)	Tampa-St. Petersburg-Clearwater, FL	Extensive repositioning and reconfiguration, densification of site
3	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
4	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
5	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development, potential multi-family component
6	Rockland Plaza	New York-Newark-Jersey City, NY-NJ	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
7	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ	Extensive repositioning and reconfiguration, densification of site
8	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
9	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential medical office component
10	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	Metro 580	San Francisco-Oakland-Fremont, CA	Redevelopment of existing anchor space for multiple retailers
3	Arvada Plaza	Denver-Aurora-Centennial, CO	Redevelopment and repositioning of shopping center
4	Colonial Commons - Orange	New Haven, CT	Redevelopment and repositioning of shopping center
5	Sunrise Town Center	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment and repositioning of shopping center with new anchor prototype
6	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
7	East Port Plaza	Port St. Lucie, FL	Redevelopment and repositioning of shopping center
8	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
9	Kings Market	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center
10	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
11	Vineyards at Chateau Elan	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center
12	High Point Centre	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
13	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and reposition of rear portion of shopping center
14	London Marketplace	Corbin, KY	Redevelopment and expansion of existing anchor space
15	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment of existing anchor space, inline shop space and outparcel development
16	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center
17	Wallkill Plaza (1)	Kiryas Joel-Poughkeepsie-Newburgh, NY	Redevelopment of existing anchor spaces, remerchandise shop space and facade renovation
18	West Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
19	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
20	South Towne Centre	Dayton-Kettering-Beavercreek, OH	Redevelopment of existing anchor space for multiple retailers
21	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
22	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
23	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
24	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
25	Circle Center	Hilton Head Island-Bluffton-Port Royal, SC	Redevelopment and repositioning of shopping center
26	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
27	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
28	Stevens Park Village (1)	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
29	Braesgate	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers
30	Clear Lake Camino South	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

31	Lake Pointe Village	Houston-Pasadena-The Woodlands, TX	Reposition of existing vacant space and site densification
32	Maplewood	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
33	Merchants Park (1)	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers
34	Hanover Square	Richmond, VA	Densification of site, including multi-tenant outparcel development

(1) Indicates project added to the pipeline during the three months ended December 31, 2024.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2024.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2024

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		12/31/24	9/30/24	6/30/24	3/31/24	12/31/23

Number of properties		363	360	360	359	362
GLA		64,016,521	63,445,487	63,750,978	63,870,524	64,460,825
Percent billed		91.4%	91.9%	91.4%	90.6%	90.6%
Percent leased		95.2%	95.6%	95.4%	95.1%	94.7%
TOTAL ≥ 10,000 SF		97.2%	97.7%	97.5%	97.3%	96.8%
TOTAL < 10,000 SF		91.1%	91.1%	90.8%	90.5%	90.3%
ABR		$1,010,148	$994,562	$987,681	$978,178	$968,949
ABR PSF		$17.66	$17.44	$17.26	$17.12	$16.88

PORTFOLIO BY UNIT SIZE AS OF 12/31/24
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	397	22,480,509	35.1%	94.1%	98.2%	$223,286	22.1%	$11.57
20,000 - 34,999 SF	482	12,544,682	19.6%	91.7%	95.4%	150,764	15.0%	12.72
10,000 - 19,999 SF	617	8,444,961	13.2%	93.3%	97.0%	130,440	12.9%	16.33
5,000 - 9,999 SF	1,096	7,573,997	11.8%	87.9%	91.9%	147,786	14.7%	22.06
< 5,000 SF	6,018	12,972,372	20.3%	87.0%	90.7%	357,872	35.3%	31.50
TOTAL	8,610	64,016,521	100.0%	91.4%	95.2%	$1,010,148	100.0%	$17.66

TOTAL ≥ 10,000 SF	1,496	43,470,152	67.9%	93.2%	97.2%	$504,490	50.0%	$12.89
TOTAL < 10,000 SF	7,114	20,546,369	32.1%	87.4%	91.1%	505,658	50.0%	28.00

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

ESSENTIAL AND OTHER TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

ESSENTIAL	$310,750	32%
Grocery	142,168	14%
Medical (essential)	28,421	3%
Pet	27,910	3%
General merchandise (discount / dollar)	27,872	3%
Financial services	25,809	3%
Mail / shipping and other services	15,325	2%
Home improvement	14,663	1%
Auto	11,116	1%
Pharmacy	8,905	1%
Other essential	8,561	1%

OTHER	$699,398	68%
Restaurants	173,476	17%
Other personal services	77,407	8%
Off-price apparel	66,636	6%
Fitness / sports	62,767	6%
Value apparel, shoes, accessories	50,928	5%
General merchandise (department, gift, etc.)	44,600	4%
Other retail	42,074	4%
Home décor	41,799	4%
Other medical	31,238	3%
Entertainment	26,429	3%
Electronics & appliance	22,073	2%
Health & beauty	20,944	2%
Hobby & crafts	18,271	2%
Liquor	10,583	1%
Other professional services	10,173	1%

TOTAL	$1,010,148	100%

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	90	2,604,394	4.1%	$33,176	3.3%	$12.74
2	The Kroger Co. (3)	45	3,037,909	4.7%	23,207	2.3%	7.64
3	Burlington Stores, Inc.	44	1,829,056	2.9%	20,987	2.1%	11.47
4	Dollar Tree Stores, Inc. (4)	119	1,357,291	2.1%	16,509	1.6%	12.16
5	Publix Super Markets, Inc.	32	1,490,442	2.3%	14,898	1.5%	10.00
6	Ross Stores, Inc (5)	43	1,100,750	1.7%	13,946	1.4%	12.67
7	Five Below, Inc.	65	622,769	1.0%	12,626	1.2%	20.27
8	Amazon.com, Inc. / Whole Foods Market Services, Inc.	18	654,782	1.0%	12,040	1.2%	18.39
9	L.A Fitness International, LLC (6)	15	606,956	0.9%	11,737	1.2%	19.34
10	PetSmart, Inc.	27	587,611	0.9%	10,121	1.0%	17.22

		498	13,891,960	21.6%	169,247	16.8%	12.18

11	Ulta Beauty, Inc.	37	405,313	0.6%	9,905	1.0%	24.44
12	Albertson's Companies, Inc (7)	14	750,202	1.2%	9,877	1.0%	13.17
13	Ahold Delhaize (8)	15	797,807	1.2%	9,031	0.9%	11.32
14	Kohl's Corporation	14	1,051,137	1.6%	8,763	0.9%	8.34
15	PETCO Animal Supplies, Inc.	35	479,951	0.7%	8,630	0.9%	17.98
16	The Michaels Companies, Inc.	23	515,734	0.8%	6,895	0.7%	13.37
17	ALDI (9)	20	616,530	1.0%	5,913	0.6%	9.59
18	Barnes & Noble, Inc. (10)	17	332,382	0.5%	5,690	0.6%	17.12
19	JOANN Stores, Inc.	19	423,020	0.7%	5,483	0.5%	12.96
20	Party City Holdco Inc.	24	353,833	0.6%	5,342	0.5%	15.10

		716	19,617,869	30.5%	244,776	24.4%	12.48

21	Sprouts Farmers Market, Inc.	8	224,086	0.4%	5,198	0.5%	23.20
22	JP Morgan Chase & Co.	24	92,632	0.1%	4,882	0.5%	52.70
23	Harbor Freight Tools	23	409,595	0.6%	4,845	0.5%	11.83
24	CVS Health	14	218,744	0.3%	4,737	0.5%	21.66
25	Best Buy Co., Inc. (11)	10	381,261	0.6%	4,719	0.5%	12.38
26	Gap, Inc. (12)	14	233,319	0.4%	4,594	0.5%	19.69
27	Hobby Lobby Stores, Inc.	11	604,732	0.9%	4,503	0.4%	7.45
28	Chipotle Mexican Grill, Inc.	35	87,294	0.1%	4,390	0.4%	50.29
29	Bath & Body Works, Inc.	42	177,372	0.3%	4,369	0.4%	24.63
30	Staples, Inc.	16	320,273	0.5%	4,305	0.4%	13.44
31	Trader Joe's Company, Inc.	12	159,055	0.2%	4,239	0.4%	26.65
32	National Vision, Inc. (13)	38	139,899	0.2%	4,111	0.4%	29.39
33	Starbucks Corporation	38	72,636	0.1%	3,990	0.4%	54.93
34	DICK's Sporting Goods, Inc. (14)	9	305,476	0.5%	3,896	0.4%	12.75
35	Wells Fargo & Company	19	77,954	0.1%	3,878	0.4%	49.75
36	AMC Entertainment	4	200,955	0.3%	3,844	0.4%	19.13
37	JD Sports Fashion Plc (15)	31	191,585	0.3%	3,810	0.4%	19.89
38	Designer Brands, Inc. (DSW)	12	232,077	0.4%	3,735	0.4%	16.09
39	Big Lots, Inc.	14	478,284	0.7%	3,673	0.4%	7.68
40	Wakefern Food Corporation (16)	4	230,254	0.4%	3,500	0.3%	15.20

	TOTAL TOP 40 RETAILERS	1,094	24,455,352	37.9%	$329,994	32.9%	$13.49

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(6) Includes LA Fitness-7, Esporta Fitness-5, XSport Fitness-2, and City Sports Club-1.				(12) Includes Old Navy-12 and Gap Factory-2.
all franchise locations.		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, El Rancho (sublease)-1,				(13) Includes America's Best Contacts & Eyeglasses-36 and Eyeglass World-2.
(2) Includes T.J. Maxx-30, Marshalls-27, HomeGoods-20, Sierra Trading Post-5,		Shop & Save Market-1, and Star Market-1.				(14) Includes Golf Galaxy-4, DICK'S Sporting Goods Warehouse Sale-3,
Marshalls/HomeGoods-4, HomeSense-2, and T.J. Maxx/HomeGoods-2.		(8) Includes Giant Food-6, Super Stop & Shop-4, Food Lion-2, Bottom Dollar Food-1,				and DICK'S Sporting Goods-2.
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Harris Teeter-2, Dillons-1, Food 4 Less-1,		ShopRite (sublease)-1, and non-grocer (sublease)-1.				(15) Includes Hibbett-18, JD Sports-5, DTLR-4, City Gear-2, and Shoe Palace-2.
Pay Less-1, and Pick 'N Save-1.		(9) Includes ALDI-14 and Winn-Dixie-6.				(16) Includes ShopRite-3 and Price Rite Marketplace-1.
(4) Includes Dollar Tree-109 and Family Dollar-10.		(10) Includes Barnes & Noble-15 and Paper Source-2.
(5) Includes Ross Dress for Less-38 and dd's Discounts-5.		(11) Includes Best Buy-9 and Yardbird-1.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 12/31/24	366	2,531,648	$44,320	$17.51	$2.31	$2.23	7.0	300	2,226,695	$16.77	$14.45	16.1%
Three months ended 9/30/24	316	2,073,869	36,141	17.43	3.05	2.08	6.7	248	1,731,207	16.52	14.25	15.9%
Three months ended 6/30/24	383	2,343,546	43,608	18.61	3.72	2.28	6.5	317	1,919,675	18.57	15.52	19.7%
Three months ended 3/31/24	351	2,626,599	44,206	16.83	3.43	1.73	6.4	287	2,144,714	16.32	14.30	14.1%
TOTAL - TWELVE MONTHS ENDED 12/31/24	1,416	9,575,662	$168,275	$17.57	$3.12	$2.07	6.6	1,152	8,022,291	$17.03	$14.62	16.5%

	NEW & RENEWAL LEASES ONLY
Three months ended 12/31/24	313	1,525,365	$31,794	$20.84	$3.83	$3.69	8.2	247	1,220,412	$20.33	$16.80	21.0%
Three months ended 9/30/24	263	1,123,202	25,815	22.98	5.64	3.84	8.1	195	780,540	23.42	19.23	21.8%
Three months ended 6/30/24	328	1,434,942	30,733	21.42	6.07	3.72	7.3	262	1,011,071	22.52	17.63	27.7%
Three months ended 3/31/24	294	1,322,079	29,944	22.65	6.81	3.44	7.7	230	840,194	24.68	20.65	19.5%
TOTAL - TWELVE MONTHS ENDED 12/31/24	1,198	5,405,588	$118,286	$21.88	$5.53	$3.67	7.8	934	3,852,217	$22.48	$18.35	22.5%

NEW LEASES
Three months ended 12/31/24	137	828,952	$16,845	$20.32	$6.23	$6.77	10.3	72	529,064	$18.89	$14.06	34.4%
Three months ended 9/30/24	110	561,826	12,739	22.67	8.88	7.68	10.3	43	223,076	23.64	17.93	31.8%
Three months ended 6/30/24	133	603,593	14,376	23.82	13.36	8.67	9.3	69	310,779	24.11	16.05	50.2%
Three months ended 3/31/24	117	709,164	15,152	21.37	10.73	6.31	9.8	54	230,991	26.08	18.67	39.7%
TOTAL - TWELVE MONTHS ENDED 12/31/24	497	2,703,535	$59,112	$21.86	$9.55	$7.26	9.9	238	1,293,910	$22.25	$16.03	38.8%

RENEWAL LEASES
Three months ended 12/31/24	176	696,413	$14,949	$21.47	$0.97	$0.03	5.7	175	691,348	$21.43	$18.90	13.4%
Three months ended 9/30/24	153	561,376	13,076	23.29	2.39	—	5.8	152	557,464	23.33	19.75	18.1%
Three months ended 6/30/24	195	831,349	16,357	19.68	0.77	0.12	6.0	193	700,292	21.81	18.34	18.9%
Three months ended 3/31/24	177	612,915	14,792	24.13	2.28	0.12	5.2	176	609,203	24.15	21.40	12.9%
TOTAL - TWELVE MONTHS ENDED 12/31/24	701	2,702,053	$59,174	$21.90	$1.50	$0.07	5.7	696	2,558,307	$22.60	$19.53	15.7%

OPTION LEASES
Three months ended 12/31/24	53	1,006,283	$12,526	$12.45	$—	$—	5.1	53	1,006,283	$12.45	$11.59	7.4%
Three months ended 9/30/24	53	950,667	10,326	10.86	—	—	5.0	53	950,667	10.86	10.16	6.9%
Three months ended 6/30/24	55	908,604	12,875	14.17	—	—	5.2	55	908,604	14.17	13.16	7.7%
Three months ended 3/31/24	57	1,304,520	14,262	10.93	—	—	5.1	57	1,304,520	10.93	10.21	7.1%
TOTAL - TWELVE MONTHS ENDED 12/31/24	218	4,170,074	$49,989	$11.99	$—	$—	5.1	218	4,170,074	$11.99	$11.18	7.2%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 12/31/24						Twelve Months Ended 12/31/24
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	16%	1,744,460	69%	49%	$12.36	15.5%	15%	6,401,561	67%	46%	$12.17	15.5%
New & Renewal Leases Only	10%	832,723	55%	37%	14.12	25.1%	9%	2,689,055	50%	33%	14.69	30.9%
New Leases	13%	524,084	63%	42%	13.62	37.1%	12%	1,542,213	57%	40%	15.29	50.4%
Renewal Leases	8%	308,639	44%	31%	14.97	13.1%	7%	1,146,842	42%	27%	13.88	18.3%
Option Leases	51%	911,737	91%	78%	10.76	7.0%	47%	3,712,506	89%	77%	10.34	6.6%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	84%	787,188	31%	51%	$28.91	16.8%	85%	3,174,101	33%	54%	$28.48	17.3%
New & Renewal Leases Only	90%	692,642	45%	63%	28.93	18.3%	91%	2,716,533	50%	67%	29.01	19.0%
New Leases	87%	304,868	37%	58%	31.85	31.1%	88%	1,161,322	43%	60%	30.60	31.4%
Renewal Leases	92%	387,774	56%	69%	26.64	13.5%	93%	1,555,211	58%	73%	27.81	14.8%
Option Leases	49%	94,546	9%	22%	28.76	9.2%	53%	457,568	11%	23%	25.35	9.4%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	12/31/24	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23
NEW LEASES
Weighted average over lease term:
Base rent	$24.09	$23.04	$25.13	$25.87	$22.96	$22.94
Tenant improvements and allowances	(1.15)	(0.76)	(1.14)	(1.63)	(1.22)	(1.76)
Third-party leasing commissions	(0.73)	(0.69)	(0.76)	(0.88)	(0.65)	(0.82)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	22.21	21.59	23.23	23.36	21.09	20.36
Tenant specific landlord work (1)	(2.23)	(2.12)	(1.91)	(2.15)	(2.67)	(2.77)
NET EFFECTIVE RENT	$19.98	$19.47	$21.32	$21.21	$18.42	$17.59
Net effective rent before tenant specific landlord work /
base rent	92%	94%	92%	90%	92%	89%
Net effective rent / base rent	83%	85%	85%	82%	80%	77%
Weighted average term (years)	9.9	10.3	10.3	9.3	9.8	9.6

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	38%	41%	33%	33%	46%	28%
< 10,000 SF	62%	59%	67%	67%	54%	72%

LEASES SIGNED BUT NOT YET COMMENCED (2) (3)
As of 12/31/24:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	70	2,004,252	$28,939	$14.44
< 10,000 SF	283	888,738	31,802	35.78
TOTAL	353	2,892,990	$60,741	$21.00

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2025	2026	2027+	Total
Projected Lease Commencements	$53,110	$7,504	$127	$60,741

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 450 basis points of total portfolio GLA ($60.7M in ABR), 70 basis points ($8.5M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
(3) Includes only new leases and expansions of existing leases.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	193	600,570	1.0%	1.1%	$18.24	$18.24	12	196,127	0.5%	0.5%	$13.69	$13.69	181	404,443	2.2%	1.6%	$20.46	$20.46
2025	909	5,435,002	8.9%	7.5%	14.01	13.96	124	3,270,990	7.7%	6.2%	9.53	9.44	785	2,164,012	11.6%	8.9%	20.78	20.80
2026	1,034	7,118,472	11.7%	11.2%	15.91	16.04	160	4,785,824	11.3%	10.4%	10.98	11.00	874	2,332,648	12.5%	12.0%	26.01	26.37
2027	1,103	8,344,141	13.7%	13.1%	15.89	16.22	189	5,778,941	13.7%	13.2%	11.52	11.59	914	2,565,200	13.7%	13.1%	25.75	26.64
2028	991	6,869,521	11.3%	11.8%	17.31	17.88	166	4,664,377	11.0%	11.3%	12.17	12.25	825	2,205,144	11.8%	12.3%	28.18	29.79
2029	966	8,525,224	14.0%	13.2%	15.64	16.22	195	6,345,056	15.0%	14.5%	11.54	11.65	771	2,180,168	11.6%	11.9%	27.55	29.50
2030	638	6,232,489	10.2%	9.2%	14.94	16.38	152	4,711,368	11.2%	10.3%	11.02	11.78	486	1,521,121	8.1%	8.1%	27.06	30.62
2031	346	2,779,419	4.6%	4.7%	17.21	19.23	69	1,877,227	4.4%	4.8%	12.93	14.08	277	902,192	4.8%	4.7%	26.10	29.94
2032	362	2,656,828	4.4%	4.8%	18.31	20.53	59	1,717,176	4.1%	4.2%	12.29	13.31	303	939,652	5.0%	5.4%	29.32	33.72
2033	411	3,152,905	5.2%	6.0%	18.78	21.34	86	2,062,749	4.9%	5.4%	13.28	14.61	325	1,090,156	5.8%	6.3%	29.19	34.06
2034	443	3,693,053	6.0%	6.7%	18.35	21.10	88	2,556,889	6.1%	6.5%	12.88	14.10	355	1,136,164	6.1%	6.9%	30.66	36.85
2035+	502	5,551,273	9.0%	10.7%	19.54	23.34	146	4,265,238	10.1%	12.7%	14.98	17.29	356	1,286,035	6.8%	8.8%	34.66	43.38

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	193	600,570	1.0%	1.1%	$18.24	$18.24	12	196,127	0.5%	0.5%	$13.69	$13.69	181	404,443	2.2%	1.6%	$20.46	$20.46
2025	741	3,458,896	5.7%	4.8%	14.14	14.10	71	1,712,688	4.1%	2.7%	7.82	7.71	670	1,746,208	9.3%	7.0%	20.35	20.37
2026	712	2,741,753	4.5%	5.2%	18.98	19.26	48	1,143,067	2.7%	2.3%	10.34	10.40	664	1,598,686	8.5%	8.0%	25.17	25.59
2027	733	2,765,710	4.5%	5.9%	21.41	22.19	54	1,108,879	2.6%	2.9%	13.38	13.66	679	1,656,831	8.8%	8.8%	26.78	27.90
2028	666	2,277,506	3.7%	5.2%	23.15	24.50	40	809,958	1.9%	2.2%	13.59	13.79	626	1,467,548	7.8%	8.2%	28.42	30.41
2029	591	2,047,269	3.4%	4.5%	22.34	24.20	30	662,112	1.6%	1.6%	12.19	12.87	561	1,385,157	7.4%	7.4%	27.19	29.61
2030	410	2,011,699	3.3%	3.8%	19.00	21.52	39	963,312	2.3%	2.4%	12.50	13.67	371	1,048,387	5.6%	5.2%	24.98	28.73
2031	314	1,756,251	2.9%	3.1%	17.91	19.80	30	948,720	2.2%	2.0%	10.87	11.39	284	807,531	4.3%	4.2%	26.18	29.68
2032	314	1,996,973	3.3%	3.7%	18.48	20.44	52	1,196,945	2.8%	3.1%	12.89	13.93	262	800,028	4.3%	4.2%	26.84	30.20
2033	320	2,157,244	3.5%	3.8%	17.91	20.44	63	1,364,613	3.3%	3.4%	12.40	13.57	257	792,631	4.2%	4.3%	27.40	32.27
2034	347	2,540,397	4.2%	4.4%	17.37	20.08	63	1,701,557	4.0%	4.0%	11.95	13.14	284	838,840	4.6%	4.8%	28.38	34.16
2035+	2,557	36,604,629	60.0%	54.5%	15.06	19.53	944	30,423,984	72.0%	72.9%	12.08	15.47	1,613	6,180,645	33.0%	36.3%	29.70	39.52

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 12/31/24				79.0%	84.8%

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2024 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		251	43,724,475	90.8%	95.1%	$716,045	$18.28	69.1%	68.3%	70.9%
	CBSAs Ranked 51 - 100 by Population		38	7,411,555	91.0%	95.6%	102,411	16.22	10.5%	11.6%	10.1%
	Other CBSAs		74	12,880,491	93.4%	95.5%	191,692	16.36	20.4%	20.1%	19.0%

	TOTAL		363	64,016,521	91.4%	95.2%	$1,010,148	$17.66	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	22	4,011,407	93.1%	96.5%	$75,355	$22.42	6.0%	6.4%	7.6%
2	New York-Newark-Jersey City, NY-NJ	1	27	3,246,069	88.8%	93.1%	71,306	23.99	7.3%	5.0%	7.2%
3	Houston-Pasadena-The Woodlands, TX	5	30	4,005,754	88.7%	94.4%	58,138	15.82	8.2%	6.3%	5.8%
4	Chicago-Naperville-Elgin, IL-IN	3	16	3,942,403	85.1%	90.6%	55,458	15.95	4.3%	6.2%	5.5%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,715,097	87.8%	96.8%	52,943	21.25	3.5%	4.2%	5.2%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,901,253	95.6%	98.4%	44,770	26.02	2.9%	3.0%	4.4%
7	Atlanta-Sandy Springs-Roswell, GA	7	23	3,304,570	92.9%	94.6%	44,265	14.70	6.2%	5.2%	4.4%
8	Tampa-St. Petersburg-Clearwater, FL	17	12	2,262,483	86.5%	94.2%	34,197	17.05	3.2%	3.5%	3.4%
9	Cincinnati, OH-KY-IN	30	7	1,632,749	96.6%	97.2%	23,296	19.42	1.8%	2.6%	2.3%
10	Naples-Marco Island, FL	135	5	1,068,109	94.2%	99.2%	21,800	20.91	1.3%	1.7%	2.2%
	10 Largest CBSAs by ABR	—	166	28,089,894	90.2%	94.9%	481,528	19.30	44.7%	44.1%	48.0%

11	Orlando-Kissimmee-Sanford, FL	20	5	804,051	91.9%	97.0%	20,524	26.55	1.3%	1.3%	2.0%
12	Denver-Aurora-Centennial, CO	19	6	1,302,168	91.9%	97.4%	19,557	16.57	1.6%	2.0%	1.9%
13	Miami-Fort Lauderdale-West Palm Beach, FL	9	7	1,056,132	92.0%	92.6%	18,148	19.07	1.8%	1.6%	1.8%
14	Detroit-Warren-Dearborn, MI	14	7	1,360,839	97.2%	97.6%	17,558	14.42	1.8%	2.1%	1.7%
15	San Diego-Chula Vista-Carlsbad, CA	18	3	655,343	94.2%	98.4%	17,224	26.89	0.7%	1.0%	1.7%
16	Ann Arbor, MI	152	4	942,000	90.1%	91.7%	16,164	18.94	1.0%	1.5%	1.6%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,642	84.5%	95.4%	15,857	16.88	2.1%	1.7%	1.6%
18	Charlotte-Concord-Gastonia, NC-SC	22	4	1,301,277	92.8%	93.9%	15,134	13.93	1.1%	2.0%	1.5%
19	Boston-Cambridge-Newton, MA-NH	11	7	859,859	92.6%	95.6%	13,284	16.15	1.9%	1.3%	1.3%
20	Hartford-West Hartford-East Hartford, CT	51	4	876,842	91.5%	95.4%	13,169	17.11	1.1%	1.4%	1.3%
	20 Largest CBSAs by ABR	—	221	38,335,047	90.7%	95.0%	648,147	18.96	59.1%	60.0%	64.4%

21	San Francisco-Oakland-Fremont, CA	13	2	506,513	95.2%	96.4%	12,216	30.73	0.6%	0.8%	1.2%
22	Vallejo, CA	120	1	519,266	91.2%	100.0%	12,079	23.45	0.3%	0.8%	1.2%
23	North Port-Bradenton-Sarasota, FL	62	5	737,243	93.4%	95.7%	11,384	16.28	1.4%	1.2%	1.1%
24	Port St. Lucie, FL	106	5	692,612	92.7%	94.4%	11,201	17.30	1.4%	1.1%	1.1%
25	Nashville-Davidson--Murfreesboro--Franklin, TN	35	4	797,885	89.8%	96.0%	10,997	14.42	1.1%	1.2%	1.1%
26	Binghamton, NY	202	4	751,541	95.9%	95.9%	10,927	15.16	1.1%	1.2%	1.1%
27	Riverside-San Bernardino-Ontario, CA	12	4	501,668	95.1%	98.9%	10,833	25.01	1.1%	0.8%	1.1%

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Allentown-Bethlehem-Easton, PA-NJ	68	3	824,148	96.3%	97.8%	10,557	14.29	0.8%	1.3%	1.0%
29	Cleveland, OH	34	3	803,543	88.8%	92.9%	9,865	13.31	0.8%	1.3%	1.0%
30	Memphis, TN-MS-AR	45	1	649,252	95.5%	95.5%	9,860	16.75	0.3%	1.0%	1.0%
31	Indianapolis-Carmel-Greenwood, IN	33	2	715,057	93.9%	94.6%	8,439	12.65	0.6%	1.1%	0.8%
32	Jacksonville, FL	38	3	693,762	95.3%	96.0%	8,345	13.09	0.8%	1.1%	0.8%
33	Louisville/Jefferson County, KY-IN	43	4	699,917	93.4%	94.5%	8,050	12.50	1.1%	1.1%	0.8%
34	Raleigh-Cary, NC	41	3	462,319	96.9%	98.4%	7,633	16.86	0.8%	0.7%	0.8%
35	Worcester, MA	69	3	516,277	86.8%	96.3%	6,939	16.78	0.8%	0.8%	0.7%
36	Scranton--Wilkes-Barre, PA	100	2	618,431	99.5%	100.0%	6,698	24.43	0.6%	1.0%	0.7%
37	Milwaukee-Waukesha, WI	40	3	520,769	96.1%	96.2%	6,453	12.89	0.8%	0.8%	0.6%
38	Greensboro-High Point, NC	78	1	407,244	100.0%	100.0%	6,379	15.66	0.3%	0.6%	0.6%
39	Wilmington, NC	114	2	379,107	100.0%	100.0%	6,323	16.85	0.6%	0.6%	0.6%
40	College Station-Bryan, TX	179	3	433,728	93.3%	94.0%	6,019	17.83	0.8%	0.7%	0.6%
41	Oxnard-Thousand Oaks-Ventura, CA	74	2	319,844	76.9%	96.6%	6,004	20.14	0.6%	0.5%	0.6%
42	Lexington Park, MD	227	2	371,986	92.0%	92.0%	5,975	18.07	0.6%	0.6%	0.6%
43	Kiryas Joel-Poughkeepsie-Newburgh, NY	84	3	399,379	97.7%	98.7%	5,642	15.19	0.8%	0.6%	0.6%
44	Atlantic City-Hammonton, NJ	151	2	315,534	96.7%	97.2%	5,454	17.78	0.6%	0.5%	0.5%
45	Spartanburg, SC	142	1	376,624	94.0%	96.8%	5,260	14.76	0.3%	0.6%	0.5%
46	Hilton Head Island-Bluffton-Port Royal, SC	205	3	318,350	84.2%	84.2%	5,134	19.14	0.8%	0.5%	0.5%
47	Manchester-Nashua, NH	128	2	234,324	94.9%	99.5%	5,087	23.46	0.6%	0.4%	0.5%
48	Cape Coral-Fort Myers, FL	72	1	281,822	98.9%	98.9%	4,960	18.25	0.3%	0.4%	0.5%
49	Boulder, CO	163	1	275,919	87.9%	96.5%	4,646	17.44	0.3%	0.4%	0.5%
50	Panama City-Panama City Beach, FL	219	2	403,492	97.2%	99.7%	4,625	11.67	0.6%	0.6%	0.5%
	50 Largest CBSAs by ABR	—	298	53,862,603	91.6%	95.4%	882,131	18.29	80.7%	84.3%	87.6%

51	Norwich-New London-Willimantic, CT	177	1	243,511	93.4%	93.4%	4,500	20.24	0.3%	0.4%	0.4%
52	Kansas City, MO-KS	31	3	448,226	92.6%	95.3%	4,397	10.29	0.8%	0.7%	0.4%
53	Greenville-Anderson-Greer, SC	57	2	220,723	98.4%	99.4%	4,360	20.35	0.6%	0.3%	0.4%
54	Dayton-Kettering-Beavercreek, OH	76	1	333,998	85.8%	85.8%	4,116	14.75	0.3%	0.5%	0.4%
55	Winston-Salem, NC	85	2	351,938	73.0%	81.0%	4,033	14.82	0.6%	0.5%	0.4%
56	Bakersfield-Delano, CA	63	1	240,068	93.6%	95.3%	3,804	16.95	0.3%	0.4%	0.4%
57	New Haven, CT	101	3	308,926	95.3%	95.3%	3,629	12.32	0.8%	0.5%	0.4%
58	Greenville, NC	258	1	233,153	99.4%	99.4%	3,601	15.54	0.3%	0.4%	0.4%
59	Springfield, MA	118	2	321,398	98.2%	98.2%	3,584	15.30	0.6%	0.5%	0.4%
60	Virginia Beach-Chesapeake-Norfolk, VA-NC	37	1	150,014	99.8%	99.8%	3,424	23.10	0.3%	0.2%	0.3%
61	Mobile, AL	134	1	398,701	73.1%	73.1%	3,355	11.87	0.3%	0.6%	0.3%
62	Sacramento-Roseville-Folsom, CA	27	1	89,870	14.5%	100.0%	3,338	37.14	0.3%	0.1%	0.3%
63	Columbus, OH	32	2	277,000	92.1%	93.6%	3,016	12.03	0.6%	0.4%	0.3%
64	Pittsfield, MA	336	1	188,444	99.1%	99.1%	3,006	16.10	0.3%	0.3%	0.3%
65	Savannah, GA	126	2	214,679	97.9%	97.9%	2,988	14.22	0.6%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Fresno, CA	48	1	200,166	97.1%	97.1%	2,958	15.21	0.3%	0.3%	0.3%
67	Roanoke, VA	165	2	311,149	99.3%	100.0%	2,938	11.65	0.6%	0.5%	0.3%
68	Richmond, VA	44	1	148,379	94.4%	99.2%	2,902	19.71	0.3%	0.2%	0.3%
69	Bridgeport-Stamford-Danbury, CT	59	1	180,507	85.2%	95.9%	2,847	18.52	0.3%	0.3%	0.3%
70	Concord, NH	285	1	196,542	100.0%	100.0%	2,753	14.77	0.3%	0.3%	0.3%
71	Waterbury-Shelton, CT	119	1	177,937	90.7%	91.3%	2,522	15.52	0.3%	0.3%	0.2%
72	Santa Maria-Santa Barbara, CA	122	1	166,696	100.0%	100.0%	2,487	14.92	0.3%	0.3%	0.2%
73	Duluth, MN-WI	176	1	183,105	93.0%	93.0%	2,375	13.95	0.3%	0.3%	0.2%
74	Greeneville, TN	477	1	224,139	99.3%	100.0%	2,333	10.53	0.3%	0.4%	0.2%
75	Tucson, AZ	52	1	165,350	74.5%	100.0%	2,267	13.71	0.3%	0.3%	0.2%
76	Portland-South Portland, ME	102	1	287,459	91.2%	100.0%	2,265	19.03	0.3%	0.4%	0.2%
77	Columbus, IN	440	1	143,740	98.9%	98.9%	2,264	15.93	0.3%	0.2%	0.2%
78	Flint, MI	137	1	164,632	98.5%	98.5%	2,245	13.93	0.3%	0.3%	0.2%
79	Manhattan, KS	323	1	214,898	95.5%	98.8%	2,234	16.97	0.3%	0.3%	0.2%
80	Trenton-Princeton, NJ	146	1	149,993	95.7%	100.0%	2,229	14.86	0.3%	0.2%	0.2%
81	Rutland, VT	550	1	223,314	94.8%	94.8%	2,138	10.10	0.3%	0.3%	0.2%
82	Austin-Round Rock-San Marcos, TX	26	1	170,605	75.1%	94.8%	2,089	12.92	0.3%	0.3%	0.2%
83	Crestview-Fort Walton Beach-Destin, FL	169	1	158,118	100.0%	100.0%	2,077	13.14	0.3%	0.2%	0.2%
84	St. Louis, MO-IL	23	2	208,998	84.4%	85.9%	2,054	11.64	0.6%	0.3%	0.2%
85	Palm Bay-Melbourne-Titusville, FL	90	1	131,243	96.8%	96.8%	1,940	15.27	0.3%	0.2%	0.2%
86	Deltona-Daytona Beach-Ormond Beach, FL	83	1	184,379	100.0%	100.0%	1,937	10.51	0.3%	0.3%	0.2%
87	Charleston-North Charleston, SC	70	1	174,094	100.0%	100.0%	1,923	11.19	0.3%	0.3%	0.2%
88	Murrells Inlet, SC	511	1	120,453	96.4%	98.8%	1,833	15.41	0.3%	0.2%	0.2%
89	Ithaca, NY	384	1	204,405	67.8%	67.8%	1,721	12.42	0.3%	0.3%	0.2%
90	Lansing-East Lansing, MI	115	1	160,946	100.0%	100.0%	1,714	10.65	0.3%	0.3%	0.2%
91	Corbin, KY	297	1	166,026	100.0%	100.0%	1,673	10.08	0.3%	0.3%	0.2%
92	Toledo, OH	98	1	298,765	67.9%	81.2%	1,663	12.46	0.3%	0.5%	0.2%
93	Muskegon-Norton Shores, MI	257	1	104,600	96.2%	96.2%	1,547	15.38	0.3%	0.2%	0.2%
94	Lafayette-West Lafayette, IN	214	1	132,027	100.0%	100.0%	1,512	11.45	0.3%	0.2%	0.1%
95	Knoxville, TN	60	1	119,360	80.2%	100.0%	1,447	12.12	0.3%	0.2%	0.1%
96	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	1	132,907	79.1%	98.1%	1,318	10.11	0.3%	0.2%	0.1%
97	Corpus Christi, TX	121	1	84,667	85.1%	87.6%	1,281	17.28	0.3%	0.1%	0.1%
98	Modesto, CA	105	1	86,689	100.0%	100.0%	1,253	14.88	0.3%	0.1%	0.1%
99	Dalton, GA	307	1	78,922	100.0%	100.0%	908	12.28	0.3%	0.1%	0.1%
100	Parkersburg-Vienna, WV	428	1	75,344	54.1%	100.0%	884	11.73	0.3%	0.1%	0.1%
	100 Largest CBSAs by ABR	—	359	63,813,806	91.4%	95.2%	1,007,813	17.68	98.8%	99.7%	99.8%

	Other CBSAs	—	4	202,715	91.5%	91.5%	2,335	12.59	1.2%	0.3%	0.2%

TOTAL		—	363	64,016,521	91.4%	95.2%	$1,010,148	$17.66	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	8,473,446	92.1%	95.9%	$141,138	$17.88	13.2%	13.2%	14.0%
2	Texas	48	7,409,851	88.3%	95.2%	120,470	17.88	13.2%	11.6%	11.9%
3	California	28	5,187,376	92.5%	98.2%	116,966	24.55	7.6%	8.1%	11.7%
4	Pennsylvania	24	4,336,727	93.5%	96.6%	71,843	21.00	6.5%	6.7%	7.2%
5	New York	27	3,435,843	93.7%	95.0%	71,391	22.37	7.4%	5.4%	7.1%
6	Illinois	16	3,942,403	85.1%	90.6%	55,458	15.95	4.4%	6.2%	5.5%
7	Georgia	26	3,598,171	93.3%	94.9%	48,161	14.62	7.2%	5.6%	4.8%
8	New Jersey	16	2,821,623	89.3%	93.6%	47,804	19.22	4.4%	4.4%	4.7%
9	North Carolina	14	3,164,938	93.4%	95.0%	43,445	15.23	3.9%	4.9%	4.3%
10	Michigan	15	2,832,546	94.9%	95.6%	40,072	15.49	4.1%	4.4%	4.0%
11	Ohio	13	2,666,416	88.7%	92.0%	32,993	15.89	3.6%	4.2%	3.3%
12	Connecticut	10	1,787,723	91.7%	94.8%	26,667	16.64	2.8%	2.8%	2.6%
13	Tennessee	7	1,790,636	92.4%	96.6%	24,637	14.56	1.9%	2.8%	2.4%
14	Massachusetts	11	1,644,590	92.5%	96.6%	24,382	17.12	3.0%	2.6%	2.4%
15	Colorado	7	1,578,087	91.2%	97.2%	24,203	16.73	1.9%	2.5%	2.4%
16	Kentucky	6	1,545,582	96.3%	96.8%	18,686	13.96	1.7%	2.4%	1.8%
17	South Carolina	8	1,210,244	93.3%	94.6%	18,510	16.39	2.2%	1.9%	1.8%
18	Minnesota	9	1,269,747	85.7%	95.1%	18,232	16.43	2.5%	2.0%	1.8%
19	Indiana	4	990,824	95.4%	96.0%	12,215	12.98	1.1%	1.5%	1.2%
20	Virginia	5	742,449	94.8%	99.5%	10,582	15.60	1.4%	1.2%	1.0%
21	New Hampshire	5	672,254	95.8%	98.5%	10,271	16.16	1.4%	1.1%	1.0%
22	Wisconsin	3	520,769	96.1%	96.2%	6,453	12.89	0.8%	0.8%	0.6%
23	Maryland	2	371,986	92.0%	92.0%	5,975	18.07	0.6%	0.6%	0.6%
24	Missouri	4	495,523	90.5%	93.6%	4,937	10.72	1.1%	0.8%	0.5%
25	Kansas	2	376,599	92.5%	94.4%	3,748	13.64	0.6%	0.6%	0.4%
26	Alabama	1	398,701	73.1%	73.1%	3,355	11.87	0.3%	0.6%	0.3%
27	Arizona	1	165,350	74.5%	100.0%	2,267	13.71	0.3%	0.3%	0.2%
28	Maine	1	287,459	91.2%	100.0%	2,265	19.03	0.3%	0.4%	0.2%
29	Vermont	1	223,314	94.8%	94.8%	2,138	10.10	0.3%	0.3%	0.2%
30	West Virginia	1	75,344	54.1%	100.0%	884	11.73	0.3%	0.1%	0.1%

TOTAL		363	64,016,521	91.4%	95.2%	$1,010,148	$17.66	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	398,701	73.1%	$3,355	$11.87	Sam's Club*	bealls, Burlington Stores, Crunch Fitness, David's Bridal, Five Below, Fresenius Medical Care, Marshalls, Shoe Station, Ulta, World Market	Piccadilly
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,267	13.71	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	95.3%	3,804	16.95	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	96.4%	5,239	30.33	Ralphs (Kroger)	HomeGoods, Rite Aid, World Market	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,385	29.32	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,615	24.33	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	3,106	25.21	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection (3)	Davis	CA	Sacramento-Roseville-Folsom, CA	2025	89,870	100.0%	3,338	37.14	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	94.9%	1,701	18.17	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	96.9%	3,374	27.94	Major Market, Trader Joe's	FunBox	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	97.1%	2,958	15.21	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,487	14.92	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	100.0%	1,253	14.88	Grocery Outlet	dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	96.2%	6,232	22.97	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	97.6%	2,398	20.38	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,847	13.34	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	93.2%	2,654	34.37	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	98.1%	9,562	29.85	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center (3)	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2025	258,685	97.8%	6,799	26.87	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,802	34.14	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,464	30.06	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	432,079	99.6%	12,149	28.51	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	95.6%	4,016	25.51	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Burlington Stores, Big 5 Sporting Goods
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,909	35.80	Trader Joe's	Petco, Rite Aid, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,070	27.37	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,619	14.34	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Planet Fitness, Regency Theaters	—
27	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	99.4%	4,301	28.70	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,286	24.17	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,519	25.41	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2023	519,266	100.0%	12,079	23.45	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Pep Boys, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	95,236	95.5%	748	8.23	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	476,299	95.1%	8,067	17.99	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Ace Pickleball, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Kohl's, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,013	100.0%	2,321	13.50	King Soopers (Kroger)	Chuze Fitness, iGen	—

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

34	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	94.6%	1,991	17.38	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,422	38.94	King Soopers (Kroger)	—	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	96.5%	4,646	17.44	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Chuck E. Cheese, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,689	100.0%	5,008	15.76	Trader Joe's	Barnes & Noble, David's Bridal, Dollar Tree, DSW, Golf Galaxy, JOANN, Party City, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	108,167	92.1%	2,955	29.66	Whole Foods Market (Amazon)	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,136	15.70	Price Rite Marketplace (Wakefern)	—	The Home Depot
40	The Manchester Collection (2)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	310,649	91.1%	3,363	12.62	Walmart Supercenter*	Advance Auto Parts, Crazy Hot Deals, DSW, Edge Fitness, Hobby Lobby, Lava Island, Namco, Savers, U.S Furniture	Best Buy, The Home Depot
41	The Plaza at Buckland Hills	Manchester	CT	Hartford-West Hartford-East Hartford, CT	1987	308,132	100.0%	5,132	19.88	Trader Joe's	Burlington Stores, Dollar Tree, JOANN, K&G Fashion, Marshalls, Michaels, Party City, PetSmart, Total Wine & More, Ulta	—
42	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	1,719	11.80	Price Chopper (Northeast Grocery)	—	—
43	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	89.8%	1,641	17.77	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
44	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	97.0%	852	6.56	—	—	—
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	95.9%	2,847	18.52	ALDI	Esporta Fitness, Five Below, Marshalls	—
46	Waterbury Plaza	Waterbury	CT	Waterbury-Shelton, CT	2000	177,937	91.3%	2,522	15.52	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	243,511	93.4%	4,500	20.24	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.9%	4,960	18.25	Publix	bealls, Burlington Stores, Crunch Fitness, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
49	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	98.9%	6,295	19.00	BJ's Wholesale Club, Sprouts Farmers Market	Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	98.7%	7,901	26.61	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	82.9%	3,867	17.85	Publix	Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	88.7%	2,087	26.01	—	Broward County Library, CVS	—
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	100.0%	1,937	10.51	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	100.0%	2,077	13.14	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	941	10.79	Winn-Dixie (ALDI)	Ace Hardware, Family Dollar	—
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	329,740	95.8%	3,123	10.62	—	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Party City, Surplus Warehouse	—
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,151	21.91	—	Esporta Fitness, La Familia Pawn & Jewelry	—
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	99.0%	2,858	21.63	Walmart Neighborhood Market	Walgreens	—
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	185,134	93.8%	2,030	11.87	Publix	City Mattress, Dollar Tree, Staples	—
60	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.0%	3,164	29.49	Publix	—	—
61	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,317	25.09	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
62	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	100.0%	2,873	14.87	Publix	Burlington Stores, HomeGoods, Pet Supplies Plus, Planet Fitness	—
63	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	98.2%	6,015	19.98	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,305	21.70	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	99.6%	5,443	22.43	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Party City, Saks OFF Fifth	—
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	95.4%	1,097	14.17	Publix	—	—

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

67	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,665	18.89	—	LA Fitness	Target
68	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,273	16.68	Publix	—	—
69	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,425	19.61	Seabra Foods	Office Depot	—
70	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2025	413,887	94.1%	13,010	33.82	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Monkey Joe's, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
71	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	873	13.53	Publix	—	—
72	Martin Downs Village Center (2)	Palm City	FL	Port St. Lucie, FL	1987	167,145	91.7%	3,524	23.99	—	Goodwill, Walgreens	—
73	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,573	16.13	Publix	—	—
74	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	100.0%	3,052	10.22	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
75	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	99.2%	3,386	15.91	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
76	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	95.1%	1,314	14.51	Winn-Dixie (ALDI)	—	—
77	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	772	13.93	Winn-Dixie (ALDI)	—	—
78	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	96.5%	930	24.46	SuperTarget*	—	—
79	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	2,974	20.64	Publix	Archwell Health, Fitness Premier, Harbor Freight Tools	—
80	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,184	84.2%	2,202	15.56	Publix	Crunch Fitness, HomeGoods	—
81	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	96.8%	1,940	15.27	Publix	Home Centric, Planet Fitness	—
82	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,248	14.34	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
83	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	94.8%	4,281	16.71	Publix	Bealls Florida, Burlington Stores, Michaels, Party City, Petco	—
84	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	94.2%	2,435	19.04	Publix	CVS, Dollar Tree	—
85	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,454	9.84	Winn-Dixie (ALDI)	bealls	—
86	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	195,214	89.4%	2,486	14.24	Winn-Dixie (ALDI)	Chuck E. Cheese, Crunch Fitness	—
87	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	87.7%	2,104	15.87	Publix	Revive Health & Wellness	—
88	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	92.4%	1,059	10.41	Patel Brothers	Dollar Tree	Walmart
89	Britton Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1958	465,639	83.0%	3,592	11.10	Publix	Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket	—
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	98.9%	1,919	20.93	Publix	Phenix Salon Suites	—
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	90.3%	1,364	17.83	—	Dollar Tree, Ross Dress for Less	—
92	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,634	18.06	Publix	Petco, T.J.Maxx, Ulta	—
93	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	132,345	98.8%	1,119	8.56	Winn-Dixie (ALDI)	T.J.Maxx/HomeGoods	—
94	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	97.8%	1,043	9.71	Publix	—	—
95	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	100.0%	4,046	23.07	Publix	JOANN, Planet Fitness	—
96	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	95.2%	4,385	21.76	—	American Freight, Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
97	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	422,609	94.8%	5,285	13.40	City Farmers Market	dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma, P.C.X.	—
98	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	98.2%	583	8.97	Food Depot	Dollar Tree	—
99	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	100.0%	1,366	17.28	Publix	—	—
100	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	859	12.77	Publix	—	—
101	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	97.4%	1,422	15.39	Kroger	—	—
102	Northside	Dalton	GA	Dalton, GA	2001	78,922	100.0%	908	12.28	—	America's Thrift Stores, Dollar Tree	—

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

103	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	98.2%	945	12.36	Publix	—	—
104	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	95.7%	898	20.18	Kroger*	—	—
105	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,779	11.46	Costco*	American Freight, Ollie's Bargain Outlet, Studio Movie Grill	—
106	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	78.1%	1,386	11.86	Food Depot	Staples	—
107	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	220,787	100.0%	3,235	15.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
108	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	98.7%	1,464	15.28	Publix	—	—
109	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	88.8%	1,553	16.52	Publix	—	—
110	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	96.0%	2,531	11.92	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Michaels, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
111	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,049	19.08	—	Crunch Fitness	—
112	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	90.7%	1,332	12.98	Kroger	—	—
113	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	95.3%	2,279	16.57	Kroger	—	—
114	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	100.0%	706	10.12	Food Depot	—	—
115	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	107,355	94.8%	2,053	20.17	—	Planet Fitness	—
116	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	100.0%	1,112	11.90	—	PGA TOUR Superstore	—
117	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	275,294	97.6%	3,359	12.51	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
118	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,817	16.28	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
119	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	98.5%	3,395	18.72	Kroger	DaVita Dialysis	—
120	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	135,865	68.4%	1,289	13.86	Walmart Supercenter*	Harbor Freight Tools, NCG Cinemas	—
121	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,171	11.88	Kroger	—	—
122	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	97.4%	4,009	20.62	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Party City, Petco, Ulta	—
123	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	92.4%	2,282	16.29	Swadeshi	Harbor Freight Tools, XSport Fitness	Kohl's
124	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,445	99.5%	2,546	13.03	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
125	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	211,105	97.1%	2,887	15.81	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot
126	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	541,651	96.0%	6,571	13.38	Tony's Fresh Market (Heritage Grocers)	AMC, At Home, Burlington Stores, Dollar Tree, Hollywood Park, JOANN, National Tire & Battery, OfficeMax, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—
127	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	78.8%	2,370	11.01	Jewel-Osco (Albertsons)	Burlington Stores, Harbor Freight Tools	Hobby Lobby
128	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	100.0%	5,075	14.60	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
129	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	80.7%	1,945	14.06	—	Bear Paddle Swim School, Lava Island, Painted Tree Marketplace	—
130	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	76.9%	1,344	16.37	Sunset Foods	—	—
131	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN	2019	240,345	67.6%	2,534	15.59	—	Altitude Trampoline Park, JOANN, LA Fitness	—
132	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	92.5%	1,761	16.98	Jewel-Osco (Albertsons)	Planet Fitness	—
133	Westridge Court / Block 59 (2) (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2025	532,613	87.3%	10,113	23.35	The Fresh Market	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Wayfair Outlet, World Market	—
134	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	387,873	91.7%	4,413	12.40	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
135	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	102,289	93.1%	1,922	20.17	Whole Foods Market (Amazon)	Skechers	—
136	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN	1998	120,292	91.1%	1,622	14.80	—	Buffalo Wild Wings, Esporta Fitness, Harbor Freight Tools, Petco	—
137	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2025	241,427	96.9%	4,064	17.74	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

138	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	94.7%	1,411	11.42	—	Ollie's Bargain Outlet	—
139	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	98.9%	2,264	15.93	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target
140	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	584,626	94.6%	7,028	12.94	Kroger	Aaron's, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
141	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,512	11.45	Pay Less (Kroger)	—	—
142	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	88.5%	1,514	10.58	Hy-Vee	—	—
143	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	98.8%	2,234	16.97	Dillons (Kroger)	JOANN, Marshalls	—
144	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	98.3%	8,963	16.95	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, Boot Barn, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
145	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	85.1%	1,850	11.06	—	Ace Pickleball Club, CVS, Dollar Tree	—
146	London Marketplace	London	KY	Corbin, KY	1994	166,026	100.0%	1,673	10.08	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
147	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	100.0%	2,205	12.61	Kroger	Petco	—
148	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	95.3%	1,862	13.03	Kroger	Anytime Fitness	—
149	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	100.0%	2,133	13.42	Kroger Marketplace	—	—
150	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	97.8%	2,648	19.68	Roche Bros	T.J.Maxx/HomeGoods	—
151	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	93.2%	1,161	8.87	America's Food Basket	Citi Trends, Crunch Fitness	—
152	Burlington Square I, II & III (3)	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2025	79,430	93.1%	2,594	35.07	—	Golf Galaxy, Staples	Duluth Trading Co.
153	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	98.5%	1,888	14.05	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
154	WaterTower Plaza (3)	Leominster	MA	Worcester, MA	2025	285,714	96.2%	4,071	15.26	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Party City, Petco, Staples, T.J.Maxx, The Paper Store	—
155	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	72.5%	299	16.16	Hannaford Bros.*	—	Walmart
156	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,225	100.0%	1,636	20.91	Stop And Compare	Crunch Fitness	—
157	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.3%	2,814	16.33	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
158	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	3,006	16.10	Market 32 (Northeast Grocery)	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
159	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,403	97.8%	1,696	16.98	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
160	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	99.4%	2,569	20.02	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
161	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	1,863	20.18	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
162	Fox Run	Prince Frederick	MD	Lexington Park, MD	2022	279,651	89.3%	4,112	17.25	Giant Food (Ahold Delhaize)	Big Lots, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
163	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,459	100.0%	2,265	19.03	ALDI	Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
164	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	91.3%	7,182	19.80	Kroger	DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Skechers, Ulta	—
165	Huron Village	Ann Arbor	MI	Ann Arbor, MI	2003	118,482	97.2%	2,948	26.68	Whole Foods Market (Amazon)	Barnes & Noble, Walgreens	—
166	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	297,220	98.6%	5,219	17.80	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
167	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	94.1%	1,062	13.21	Busch’s Fresh Food Market	Ace Hardware	—
168	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	100.0%	1,034	12.14	—	Ollie's Bargain Outlet, True Value	—
169	Silver Pointe Shopping Center (2)	Fenton	MI	Flint, MI	1996	164,632	98.5%	2,245	13.93	VG's Food (SpartanNash)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
170	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming-Kentwood, MI	1983	99,529	92.6%	844	9.16	D&W Fresh Market (SpartanNash)	—	—
171	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,714	10.65	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
172	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,600	96.2%	1,547	15.38	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

173	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	308,078	95.2%	3,702	12.78	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—
174	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	465,378	97.4%	7,225	20.89	TBA	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
175	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,312	12.89	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills
176	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,203	7.77	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
177	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,192	100.0%	2,020	12.61	—	Crunch Fitness, Party City, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
178	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	70.8%	815	9.38	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness	—
179	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	99.0%	2,603	21.15	SuperTarget*	Dollar Tree, O'Reilly Auto Parts, Walgreens	—
180	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,357	15.32	Cub Foods (United Natural Foods Inc.)	—	—
181	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	93.0%	2,375	13.95	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, JOANN, T.J.Maxx	—
182	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	97.2%	2,157	25.22	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
183	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	95.1%	2,593	12.77	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
184	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,135	19.91	ALDI, Cub Foods*	Dollar Tree	—
185	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	2,061	17.36	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
186	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,813	88.2%	2,805	14.71	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Burlington Stores, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
187	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,146	15.68	Festival Foods (Knowlan's Super Markets)	Dollar Tree	—
188	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	81.0%	1,572	14.54	ALDI	Chuck E. Cheese, Michaels, Party City, Petco	—
189	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	98.5%	1,557	9.77	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
190	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	100.0%	1,326	10.62	Price Chopper (Associated Wholesale)	—	—
191	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	482	7.06	Schnucks	—	—
192	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
193	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	95.1%	4,797	17.68	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
194	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	88.3%	1,925	9.52	Patel Brothers	Big Air Trampoline, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
195	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	99.1%	2,890	15.82	LIDL	Boot Barn, Burlington Stores, Harbor Freight Tools, PetSmart	Target, The Home Depot
196	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	94.5%	4,088	15.14	Walmart Supercenter*	bealls, Best Buy, Dollar Tree, Five Below, Michaels, Pep Boys, pOpshelf, Ross Dress for Less	—
197	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	100.0%	6,379	15.66	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, Party City, PetSmart, Ross Dress for Less, Shoe Carnival, Ulta, Wayfair Outlet	Target
198	University Commons	Greenville	NC	Greenville, NC	1996	233,153	99.4%	3,601	15.54	Harris Teeter (Kroger)	Barnes & Noble, Petco, HomeGoods, Shoe Carnival, T.J.Maxx	Target
199	North Ridge Shopping Center	Raleigh	NC	Raleigh-Cary, NC	1980	171,372	96.7%	3,037	18.32	Harris Teeter (Kroger)	Ace Hardware, O2 Fitness	—
200	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	29,900	89.0%	342	12.86	—	—	Person County Health & Human Services
201	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.1%	4,324	12.62	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
202	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	100.0%	2,286	16.34	—	Burlington Stores, Party City, PetSmart, Shoe Carnival, Sportsman's Warehouse	Target
203	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,037	17.15	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
204	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	77.4%	2,984	14.66	Compare Foods	ArchWell Health, Citi Trends, Office Depot, O'Reilly Auto Parts	—

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

205	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	1,049	15.30	CHEF'STORE (US Foods)	Boot Barn	—
206	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	98.8%	2,299	23.83	—	Boston Interiors, Planet Fitness	—
207	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	100.0%	2,753	14.77	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
208	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,788	23.16	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
209	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	95.2%	788	9.23	—	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
210	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	96.9%	1,643	11.17	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
211	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	245,899	99.1%	2,683	11.01	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
212	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	100.0%	5,148	25.00	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
213	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
214	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	100.0%	3,696	16.16	LIDL	Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
215	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,229	14.86	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
216	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	100.0%	2,020	15.88	Gourmet Glatt	—	—
217	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	95.1%	7,673	23.89	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
218	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,532	97.8%	4,260	21.62	Trader Joe's	At Home, Petco, Retro Fitness	—
219	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	98.1%	1,498	32.09	ShopRite	—	—
220	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	84.7%	4,411	20.46	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Texas Roadhouse	—
221	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	1994	159,561	32.7%	1,073	20.58	—	—	—
222	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	97.0%	1,784	13.49	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
223	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	97.3%	3,670	21.04	ShopRite (Village Supermarket)	Staples	—
224	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ	1965	36,209	100.0%	710	19.61	ShopRite (Village Supermarket)	—	—
225	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	98.8%	1,583	18.26	Uncle Giuseppe's*	Dollar Tree, Jersey Strong	—
226	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	100.0%	3,901	18.04	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
227	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,834	100.0%	3,116	34.69	ALDI	T.J.Maxx	—
228	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	90.9%	1,827	24.44	Amazon Fresh, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
229	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	88.1%	2,025	29.68	Stop & Shop*	—	Walgreens
230	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	98.9%	1,254	29.76	Wild by Nature Market (King Kullen)	—	—
231	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,456	20.45	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
232	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2024	196,148	91.1%	6,253	35.81	H-Mart	Barnes & Noble, T.J.Maxx, Ulta	—
233	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,433	21.24	Acme (Albertsons)	—	—
234	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	67.8%	1,721	12.42	ALDI	JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—
235	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	100.0%	1,741	24.11	Key Food Marketplace	T.J.Maxx	—
236	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	100.0%	679	39.94	Trader Joe's	—	—
237	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	100.0%	1,592	25.72	KolSave Market*	Dollar Tree, Planet Fitness	—
238	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,538	42.17	North Shore Farms	CVS	—
239	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,775	88.7%	3,330	17.65	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	—

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

240	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	209,910	97.5%	2,121	11.66	—	Ashley Homestore, Citi Trends, David's Bridal, Hobby Lobby	—
241	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	100.0%	2,088	17.11	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
242	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2006	251,589	99.5%	5,986	25.72	A Matter of Health	Barnes & Noble, Crazy Hot Deals, Decor Home Furniture, Jembro, Marshalls, Ulta	—
243	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	100.0%	1,608	40.46	—	—	—
244	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	95.8%	3,534	28.39	—	Dollar Tree, HomeGoods	—
245	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	100.0%	2,193	22.12	Fine Fare	CVS	—
246	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,089	100.0%	3,153	26.26	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta	—
247	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	100.0%	1,303	29.53	—	HomeGoods	—
248	College Plaza (3)	Selden	NY	New York-Newark-Jersey City, NY-NJ	2025	188,738	100.0%	4,547	26.34	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	Firestone
249	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.0%	2,145	13.62	—	Dollar Tree, Staples	—
250	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,496	12.05	—	Boot Barn, JOANN, Kohl's, PetSmart, Ross Dress for Less	Target
251	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,703	18.45	—	HomeGoods, Michaels, Old Navy	—
252	Town Square (2)	Vestal	NY	Binghamton, NY	1991	291,346	90.5%	4,583	17.38	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
253	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	95.8%	2,966	34.98	H-Mart	—	—
254	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	98.0%	2,597	18.16	Giant Eagle	—	The Home Depot
255	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	100.0%	2,976	19.29	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
256	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	98.8%	1,628	9.93	Kroger	Pet Supplies Plus, Salvation Army	—
257	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	24,230	100.0%	901	37.19	Fresh Thyme Farmers Market (Meijer)*	—	HomeGoods, Painted Tree Marketplace, T.J.Maxx
258	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,883	87.0%	4,812	23.74	—	Dollar Tree, Michaels, Old Navy, PetSmart, T.J.Maxx, Ulta	Target
259	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,390	39.55	Kroger	—	—
260	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	96.1%	1,547	11.11	Kroger	Dollar Tree, Planet Fitness	—
261	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	90.8%	1,469	13.17	Kroger	—	—
262	South Towne Centre	Dayton	OH	Dayton-Kettering-Beavercreek, OH	1972	333,998	85.8%	4,116	14.75	Health Foods Unlimited	Burlington Stores, JOANN, Party City, PetSmart, Value City Furniture	—
263	Southland Shopping Center	Middleburg Heights	OH	Cleveland, OH	1951	582,492	90.7%	6,038	11.43	Giant Eagle, Marc's, BJ's Wholesale Club*	Crunch Fitness, Dollar Tree, Five Below, JOANN, Marshalls, OfficeMax, Party City, Petco, Treasure Hunt	—
264	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,230	17.57	—	Ollie's Bargain Outlet, Sears Outlet	—
265	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,626	28.91	Kroger	Advance Auto Parts, Rainbow Shops	—
266	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	81.2%	1,663	12.46	Kroger	Crunch Fitness, Dollar General, Harbor Freight Tools	—
267	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,903	20.93	Giant Food (Ahold Delhaize)	CVS	—
268	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	86.7%	336	39.15	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
269	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	96.6%	4,258	14.23	Giant Food (Ahold Delhaize)	Big Lots, Citi Trends, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Staples	—
270	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	266,953	98.4%	3,114	12.16	—	Ollie's Bargain Outlet, Planet Fitness	—
271	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	317	11.57	—	—	—
272	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	97.8%	2,875	21.12	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
273	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	93.3%	1,914	20.30	Kimberton Whole Foods	—	—

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

274	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	234,709	92.2%	5,152	23.82	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
275	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,246	29.40	Giant Food (Ahold Delhaize)	—	—
276	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	95.3%	535	12.45	Hung Vuong Food Market*	—	—
277	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	311,991	100.0%	3,953	19.92	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
278	Barn Plaza (3)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2025	238,793	83.5%	4,573	22.94	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—
279	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.0%	1,481	20.51	—	Ross Dress for Less	—
280	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	100.0%	1,145	20.91	Weis Markets*	DaVita Dialysis	—
281	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,909	98.9%	8,446	39.08	McCaffrey's	Ulta	—
282	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	96.4%	2,973	29.00	—	Target	—
283	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	590,548	98.1%	10,690	40.64	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
284	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,683	9.53	Redner's Warehouse Market	Big Lots, Ross Dress for Less	—
285	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,760	11.96	ALDI	Big Lots, Dollar Tree, Five Below, Planet Fitness	—
286	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	473	11.34	Fresh Grocer*	—	—
287	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	4,062	18.58	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Party City, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
288	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	813	13.99	Giant Food (Ahold Delhaize)	—	—
289	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	98.9%	3,396	11.29	Redner's Warehouse Market	Decor Home Furniture, Dollar Tree, Gabe's, PetSmart, Ross Dress for Less, Staples	—
290	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,745	36.26	Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Party City, Pet Supplies Plus	—
291	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	99.2%	3,078	18.63	Kroger	—	—
292	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	98.5%	1,695	20.36	Lowes Foods (Alex Lee)	—	—
293	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2000	65,313	27.8%	456	25.11	—	—	—
294	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,398	98.1%	1,600	18.87	The Fresh Market	—	—
295	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	100.0%	1,923	11.19	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
296	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,453	98.8%	1,833	15.41	Publix	Petco, T.J.Maxx, Ulta	—
297	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,665	20.34	—	Petco, Ross Dress for Less, T.J.Maxx	Target
298	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2025	376,624	96.8%	5,260	14.76	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
299	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	97.6%	3,941	15.41	ALDI	At Home, HomeGoods	—
300	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	96.1%	4,504	14.15	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
301	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	100.0%	2,333	10.53	—	bealls, Belk, Hobby Lobby, Marshalls, Ross Dress for Less	—
302	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,447	12.12	Sprouts Farmers Market	Painted Tree Marketplace, Urban Air Adventure Park	—
303	The Market at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.5%	9,860	16.75	—	Academy Sports + Outdoors, Best Buy, Burlington Stores, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	Havertys, La-Z-Boy, Ollie's, Target, The Home Depot
304	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	95.8%	1,567	14.33	Kroger	—	—
305	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	91.4%	985	12.42	Kroger	—	Walgreens
306	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	94.8%	2,089	12.92	Desi Brothers	Crazy Hot Deals, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
307	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,941	100.0%	1,754	18.28	—	Goodwill, Sky Zone	—
308	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	100.0%	741	10.34	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
309	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	85.2%	950	8.15	—	AlphaGraphics	—

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

310	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	96.8%	3,505	20.82	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
311	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,564	29.71	Kroger	CVS	—
312	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	87.6%	1,281	17.28	—	Crunch Fitness, Five Below	—
313	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,422	26.67	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
314	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,365	20.60	—	EōS Fitness	—
315	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	832	12.28	—	Canales	—
316	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	527	11.58	—	Big Lots	—
317	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,293	13.77	El Rio Grande Latin Market	Family Dollar	—
318	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2025	574,143	96.0%	8,512	19.83	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Kids Empire, LA Fitness, Ross Dress for Less, South Oak Cliff Dialysis, Target	—
319	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	96.9%	1,214	10.59	Food Town	bealls, Walgreens	—
320	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	2,912	17.08	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
321	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	100.0%	4,502	22.79	Tom Thumb (Albertsons)	DSW, Ulta	—
322	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	792,351	99.6%	18,400	23.31	SuperTarget*	Best Buy, Boot Barn, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Overstock Furniture, Party City, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
323	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,610	18.09	Truong Nguyen Market	—	—
324	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,330	13.38	—	Painted Tree Marketplace, Planet Fitness	—
325	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	71,667	96.5%	778	11.25	Kroger	—	—
326	Beltway South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	107,174	91.4%	946	33.97	Kroger	—	—
327	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,179	98.2%	2,974	32.84	—	CVS, My Salon Suites	—
328	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	96.3%	738	8.33	Food Town	—	—
329	Broadway	Houston	TX	Houston-Pasadena-The Woodlands, TX	2006	74,988	98.7%	977	13.73	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
330	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	106,058	68.7%	1,089	16.36	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
331	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	97.8%	2,808	13.79	El Rancho (Heritage Grocers)	Sky Zone, XL Parts	—
332	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,731	99.0%	1,436	23.12	—	24 Hour Fitness	—
333	Jones Plaza (3)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2025	111,206	88.9%	1,170	11.83	La Michoacana Supermarket	Aaron's, Fitness Connection	—
334	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	81.2%	1,628	11.81	—	Hobby Lobby, King Dollar, Octapharma, Walgreens	—
335	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	89.5%	963	10.84	Foodarama	bealls, Kids Empire	—
336	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,656	98.6%	4,181	17.20	Kroger	Big Lots, JD Sports, Petco, Planet Fitness, Ross Dress for Less	—
337	Northgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1972	38,724	100.0%	681	17.59	El Rancho*	WSS	—
338	Northshore (2)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	231,640	96.6%	3,357	15.23	El Rancho (Heritage Grocers)	Dollar Tree, Melrose Fashions, Nova Healthcare, Overstock Furniture, Planet Fitness	—
339	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	190,529	96.3%	2,635	14.56	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—
340	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,391	13.62	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
341	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	98.1%	3,692	25.73	H-E-B	—	—
342	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	96.6%	1,351	16.92	ALDI	Dollar Tree, WeGotSoccer	—
343	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	100.0%	1,625	27.02	Whole Foods Market (Amazon)	—	—
344	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	96.5%	2,770	11.68	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Shoe Carnival, Walgreens	—
345	Crossroads Centre - Pasadena	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1997	146,567	96.4%	2,209	16.68	Kroger	LA Fitness	—
346	Spencer Square	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1998	181,888	97.8%	2,161	12.14	Kroger	bealls, Octapharma, Petco, Retro Fitness	—

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

347	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	97.2%	1,440	9.47	Kroger	Goodwill, Harbor Freight Tools, Walgreens	—
348	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	147,500	92.9%	2,985	22.69	Central Market (H-E-B)	—	—
349	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2025	256,407	86.0%	6,253	28.35	—	Gap Factory Store, HomeGoods, Petco	—
350	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	88.7%	1,560	14.52	El Rancho	Retro Fitness	—
351	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	89.8%	4,518	31.02	Whole Foods Market (Amazon)	—	—
352	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	93.5%	2,534	12.24	Kroger	Burlington Stores, Five Below, Harbor Freight Tools, Planet Fitness	—
353	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,817	21.31	—	Tesla	—
354	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	98.1%	1,318	10.11	Grocery Outlet	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
355	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	148,379	99.2%	2,902	19.71	—	Gold's Gym, Hobby Lobby	Kohl's
356	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,359	15.79	Kroger	Hamrick's	—
357	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,579	9.50	—	Dollar Tree, Kohl's, PetSmart	—
358	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	150,014	99.8%	3,424	23.10	Trader Joe's	Five Below, JOANN, PetSmart, Ulta	—
359	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	94.8%	2,138	10.10	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
360	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	95.2%	3,629	17.46	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
361	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	100.0%	1,081	11.00	Pick 'n Save (Kroger)	—	—
362	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	204,074	95.5%	1,743	8.97	—	Hobby Lobby, Kohl's	Five Below, HomeGoods, Sierra Trading Post
363	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	884	11.73	—	Best Buy, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					64,016,521	95.2%	$1,010,148	$17.66

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended December 31, 2024	Page 46